UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO. )

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LEGG MASON, INC.

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100 Light Street

Baltimore, Maryland 21202

June 18, 2004

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders which will be held at The Center Club, 100 Light Street, 16th Floor, Baltimore, Maryland at 10:00 a.m. on Tuesday, July 20, 2004. On the following pages you will find the Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. Accordingly, I encourage you to sign, date and return the enclosed proxy card promptly.

I hope that you will attend the meeting, and I look forward to seeing you there.

Sincerely,

RAYMOND A. MASON

Chairman of the Board, President and Chief Executive Officer

LEGG MASON, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Tuesday, July 20, 2004

To the Stockholders of

LEGG MASON, INC.:

The Annual Meeting of Stockholders of Legg Mason, Inc., a Maryland corporation, will be held at The Center Club, 100 Light Street, 16th Floor, Baltimore, Maryland, on Tuesday, July 20, 2004 at 10:00 a.m. to consider and vote upon:

(1)	The election of five directors for the three-year term ending in 2007;

(2)	Amendment of the Legg Mason, Inc. 1996 Equity Incentive Plan;

(3)	Amendment of the Legg Mason, Inc. Stock Option Plan for Non-Employee Directors; and

(4)	Any other matter that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 21, 2004 as the date for determining stockholders of record entitled to notice of and to vote at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement and 2004 Annual Report to Stockholders.

By order of the Board of Directors

ROBERT F. PRICE

Secretary

June 18, 2004

LEGG MASON, INC.

PROXY STATEMENT

LEGG MASON, INC.

100 Light Street

Baltimore, Maryland 21202

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

Tuesday, July 20, 2004

The enclosed proxy is solicited by the Board of Directors of Legg Mason, Inc. (“Legg Mason”) and may be revoked by the stockholder at any time before it is exercised. Legg Mason will bear the cost of soliciting proxies. Proxies will be solicited by mail and may be solicited by Legg Mason’s officers, directors and employees personally, by telephone or by any other means of communication. Legg Mason may reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals. Legg Mason is sending this proxy material to stockholders on or about June 18, 2004.

Stockholders of record at the close of business on May 21, 2004 are entitled to notice of and to vote at the meeting. As of the close of business on that date, there were outstanding and entitled to vote (i) 66,804,704 shares of Common Stock, $.10 par value (“Common Stock”), of Legg Mason, each of which is entitled to one vote and (ii) 1,931,667 Exchangeable Shares, no par value (“Exchangeable Shares”), of a Canadian subsidiary of Legg Mason, each of which is exchangeable into, and has voting rights identical to, one share of Common Stock. Holders of Common Stock and Exchangeable Shares vote together as a single class.

Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock and Exchangeable Shares present in person or represented by proxy at the meeting, with a quorum present. Abstentions and broker non-votes do not affect the plurality vote for the election of directors. The affirmative vote of a majority of the votes cast on each proposal is required for approval of the amendment of the Legg Mason, Inc. 1996 Equity Incentive Plan and the amendment of the Legg Mason, Inc. Stock Option Plan for Non-Employee Directors, provided that the total votes cast on each proposal represent over 50% in interest of all securities entitled to vote on the proposal. If holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, abstentions and broker non-votes will not have any effect on the result of the vote. On the other hand, if holders of less than 50% in interest of all securities entitled to vote on the proposal cast votes, abstentions and broker non-votes will have the effect of a vote against each proposal.

ELECTION OF DIRECTORS

Legg Mason’s Board of Directors is divided into three classes. Each year one class is elected to serve for a term of three years. The stockholders will vote at this Annual Meeting for the election of five directors for the three-year term expiring at the Annual Meeting of Stockholders in 2007.

All nominees presently serve as directors. Margaret Milner Richardson was elected as a director by the Board of Directors in October 2003 to fill a vacancy on the Board. Ms. Richardson’s candidacy as a director was recommended by a non-management director.

The persons named in the enclosed proxy will vote for the election of the nominees named below unless authority to vote is withheld. In the event any nominee is unable to serve, the persons named in the proxy may vote for a substitute nominee that they, in their discretion, shall determine. The Board of Directors has no reason to believe that any nominee will be unable to serve.

Nominees for Director for the Term Expiring in 2007

Harold L. Adams, age 65, has been a director of Legg Mason since January 1988. He has been the Chairman Emeritus of RTKL Associates, Inc., an international architecture, engineering and planning firm, since April 2003. Previously, he served as Chairman and Chief Executive Officer of that firm from 1987 through April 2003, and as President of that firm from 1969 through April 2000. He is a director of Lincoln Electric Holdings, Inc. and Commercial Metals Company.

James W. Brinkley, age 67, has been a director of Legg Mason since its formation in 1981 and has served as a Senior Executive Vice President of Legg Mason since December 1983. Mr. Brinkley became Chairman of Legg Mason Wood Walker, Incorporated (“LMWW”), Legg Mason’s principal brokerage subsidiary, in February 2004. He previously served as LMWW’s Vice Chairman and Chief Executive Officer from July 2003 through February 2004, as its President from 1985 until July 2003 and as its Chief Operating Officer from February 1998 until July 2003.

Raymond A. Mason, age 67, has been Chairman of the Board, President and Chief Executive Officer of Legg Mason since its formation in 1981. He also served as Chairman and Chief Executive Officer of LMWW from 1975 until February 2004.

Margaret Milner Richardson, age 61, has been a director of Legg Mason since November 2003. She is currently engaged in private consulting and investment activities. Ms. Richardson was a partner of Ernst & Young LLP, an international accounting and auditing firm, from 1997 until June 2003. From 1993 to 1997, she served as the United States Commissioner of Internal Revenue.

Kurt L. Schmoke, age 54, has been a director of Legg Mason since January 2002. He has been Dean of the School of Law at Howard University since January 2003. From December 1999 through January 2003, he was a partner in the law firm of Wilmer, Cutler & Pickering. From December 1987 through December 1999, he was Mayor of the City of Baltimore. He is a director of the McGraw-Hill Companies.

Directors Continuing in Office

Directors whose terms will expire in 2005

Dennis R. Beresford, age 65, has been a director of Legg Mason since September 2002. He is currently a professor at the University of Georgia, a position he has held since 1997, and was Chairman of the Financial Accounting Standards Board from 1987 to 1997. Mr. Beresford is a director of Kimberly-Clark Corporation and MCI, Inc.

Richard J. Himelfarb, age 62, has been a director of Legg Mason since November 1983. He has served as Senior Executive Vice President of Legg Mason and LMWW since July 1995. He is responsible for supervising the corporate and real estate finance activities of Legg Mason.

Edward I. O’Brien, age 75, has been a director of Legg Mason since February 1993. He is engaged in private investment activities. He has served in an advisory capacity to certain entities in the securities business, having served as a consultant to the Securities Industry Association from December 1992 to November 1993, and as its President from 1974 to December 1992. Mr. O’Brien is a director of a number of mutual funds in the Neuberger & Berman mutual fund complex.

Nicholas J. St. George, age 65, has been a director of Legg Mason since July 1983. He is engaged in private investment activities. He was the Chief Executive Officer of Oakwood Homes Corporation, a manufacturer and retailer of manufactured homes, from 1979 to 1999.

Roger W. Schipke, age 67, has been a director of Legg Mason since January 1991. He has been an executive in residence of the University of Louisville, School of Business and Public Administration since September 2002 and an adjunct professor at the University of Kentucky, Gatton College of Business and Economics since January 2003. Prior to September 2002, Mr. Schipke was engaged in private investment activities. Mr. Schipke is a director of Brunswick Corporation and the Rouse Company.

Directors whose terms will expire in 2006

Carl Bildt, age 54, has been a director of Legg Mason since September 2002. Mr. Bildt holds advisory positions in numerous international organizations, including the Centre for European Reform and the Aspen Institute Italia, and is trustee of the RAND Corporation. He served as the High Representative for peace negotiations in Bosnia and Herzegovina and as the UN Special Envoy for the Balkans from May 1999 through July 2001. Mr. Bildt served as Prime Minister of Sweden from 1991 to 1994.

Harry M. Ford, Jr., age 71, has been a director of Legg Mason since its formation in 1981 and has served as a Senior Vice President of Legg Mason since May 1982. Mr. Ford’s principal occupation is as a Financial Advisor with LMWW.

John E. Koerner, III, age 61, has been a director of Legg Mason since October 1990. Since August 1995, he has been the managing member of Koerner Capital, LLC, a private investment company, or the President of its predecessor, Koerner Capital Corporation.

Peter F. O’Malley, age 65, has been a director of Legg Mason since April 1992. He has been Of Counsel to the law firm of O’Malley, Miles, Nylen & Gilmore, P.A. and its predecessor, O’Malley & Miles, since 1989. Mr. O’Malley currently serves as the President of Aberdeen Creek Corp., a privately-held company engaged in investment, business consulting and development activities, and is a director of Potomac Electric Power Company, FTI Consulting and Legg Mason Trust, fsb, a wholly owned subsidiary of Legg Mason.

James E. Ukrop, age 66, has been a director of Legg Mason since January 1985. Since 1997, he has been the Chairman of the Board of Ukrop Super Markets, Inc., which operates a chain of supermarkets in Virginia, and was President and Chief Executive Officer of that company from 1975 to 1997. Mr. Ukrop is a director of Owens & Minor, Inc. and Chairman of First Market Bank.

Committees of the Board—Board Meetings

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The current charters for each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, as approved by the Board of Directors, are on Legg Mason’s corporate website at www.leggmason.com under the “Inside Legg Mason—Investor Relations” section, and the charter for the Audit Committee is also attached to this Proxy Statement as Exhibit A. Legg Mason will provide a copy of these charters without charge to each stockholder upon written request. Requests for copies should be addressed to the Corporate Secretary, Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.

During the fiscal year ended March 31, 2004, the Board of Directors met four times, the Audit Committee met six times, the Compensation Committee met six times and the Nominating and Corporate Governance Committee met five times. Directors are expected to attend annual meetings of stockholders, and all directors who were on the Board at the time attended Legg Mason’s 2003 annual meeting of stockholders.

Audit Committee. The Audit Committee consists of Messrs. Beresford (Chairman), O’Brien and Schipke and is primarily concerned with oversight of Legg Mason’s financial accounting and reporting to stockholders. Its duties include:

•	selecting and compensating independent accountants;

•	providing oversight of the work of the independent accountants and reviewing the scope and results of the audits conducted by them;

•	reviewing the activities of Legg Mason’s internal auditors;

•	discussing with independent accountants, internal auditors and management the organization and scope of Legg Mason’s internal system of accounting and financial controls; and

•	reviewing and discussing certain matters that may have a material impact on Legg Mason’s financial statements, including litigation and legal matters and accounting accruals and estimates.

The Board of Directors has determined that Mr. Beresford qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission (“SEC”). Further, the Board of Directors has determined that all members of the Audit Committee are “independent” as defined in the New York Stock Exchange listing standards and the applicable SEC rules.

Compensation Committee. The Compensation Committee consists of Messrs. Koerner (Chairman), Adams and Ukrop, and, among other things, is responsible for determining the compensation of the chief executive officer (subject to the approval of Legg Mason’s independent directors), determining the compensation of the four other most highly compensated senior executive officers and recommending to the Board of Directors the compensation to be paid to non-employee directors. The Compensation Committee also serves as the administrative committee of certain of Legg Mason’s employee benefit plans.

The Board of Directors has determined that all of the members of the Compensation Committee are “independent” as defined in the New York Stock Exchange listing standards.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Messrs. St. George (Chairman), Bildt and Schmoke, and is responsible for identifying qualified director nominees, evaluating directors and committee members and developing and recommending to the Board of Directors corporate governance principles and a corporate code of conduct.

The Board of Directors has determined that all of the members of the Nominating and Corporate Governance Committee are “independent” as defined in the New York Stock Exchange listing standards.

Compensation of Directors

Directors who are not employees of Legg Mason receive:

•	an annual retainer of $25,000 (which was increased from $20,000 in April 2004);

•	a fee of $4,000 for each Board meeting attended; and

•	reimbursement of expenses for attendance at meetings.

In addition, committee members receive a fee of $2,500 for each committee meeting attended, the chairman of the Audit Committee receives an additional annual retainer of $10,000 (which was increased from $5,000 in April 2004) and the chairman of each other committee receives an additional annual retainer of $5,000. The Lead Independent Director also receives an additional annual retainer of $10,000.

Under the terms of the Legg Mason, Inc. Stock Option Plan for Non-Employee Directors, Legg Mason grants each non-employee director options to purchase 6,000 shares of Common Stock

•	on the date he or she is first elected as a director; and

•	on the date of each subsequent Annual Meeting of Stockholders.

All options have an exercise price equal to the fair market value of the Common Stock on the grant date. The options are exercisable immediately upon the grant date and have a ten-year term, subject to earlier termination in the event the recipient ceases to be a director of Legg Mason. During the fiscal year ended March 31, 2004, each of the non-employee directors received an option to purchase 6,000 shares of Common Stock. This stock option plan covers an aggregate of 1,100,000 shares of Common Stock.

This stock option plan has been amended, subject to stockholder approval at this Annual Meeting, to (i) decrease the number of shares of Common Stock that may be acquired under each future option grant from 6,000 shares to 3,000 shares, (ii) reduce the term of options from 10 to 8 years and (iii) clarify that the number of shares that may be acquired under future option grants will be adjusted to reflect all future stock splits and other similar transactions. This amendment, if approved by stockholders, will apply to all options granted on or after the date of this Annual Meeting. See “Proposed Amendment of Non-Employee Director Stock Option Plan.”

CORPORATE GOVERNANCE

Corporate Governance Principles

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has adopted Corporate Governance Principles for Legg Mason. These Corporate Governance Principles address, among other things, the following key corporate governance topics: director qualification standards; director responsibilities; director access to management and, as necessary and appropriate, independent advisers; director compensation; director orientation and continuing education; management succession; and an annual performance evaluation of the Board of Directors. A copy of the Corporate Governance Principles is available on the Legg Mason corporate website at www.leggmason.com under the “Inside Legg Mason—Investor Relations” section.

Code of Conduct

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has adopted a corporate Code of Conduct for Legg Mason that applies to all directors, officers and employees of Legg Mason and its subsidiaries. A copy of the Code of Conduct is available on the Legg Mason corporate website at www.leggmason.com under the “Inside Legg Mason—Investor Relations” section. Legg Mason intends to satisfy any disclosure requirement regarding any amendment to, or waiver from, the Code of Conduct by posting the information on its corporate website.

Independent Directors

The Board of Directors has considered the independence of members of the Board who are not employed by Legg Mason and has concluded that Ms. Richardson and Messrs. Adams, Beresford, Bildt, Koerner, O’Brien, O’Malley, St. George, Schipke, Schmoke, and Ukrop qualify as independent directors under the standards promulgated by the New York Stock Exchange. In reaching this conclusion, the Board of Directors considered the relationships of each of those individuals with Legg Mason and determined that the relationships are not material and will not interfere with the individuals’ exercise of independent judgment in carrying out their responsibilities as directors. The Board of Directors also considered whether any of the individuals failed to satisfy the enumerated standards set out by the New York Stock Exchange.

The Board of Directors concluded that Messrs. Beresford, Bildt, Koerner, O’Brien, St. George, Schipke and Ukrop had no relationships with Legg Mason, other than their positions as directors, brokerage accounts they maintain at LMWW in the ordinary course of business and investments in funds sponsored by Legg Mason that are on the same terms as those of other investors in the funds. For the remaining independent directors, the Board of Directors considered the relationships discussed below and determined that they are not material:

•	Mr. Adams’ son is an employee of LMWW; however, he is not an executive officer of Legg Mason. Mr. Adams is also Chairman Emeritus, and was President, Chairman and Chief Executive Officer, of RTKL Associates, Inc., which from time to time has performed services for Legg Mason and received customary compensation for those services;

•	Mr. O’Malley serves as a director of Legg Mason’s subsidiary, Legg Mason Trust, fsb, and his son is employed as a financial advisor at LMWW; however, his son is not an executive officer of Legg Mason. His son’s compensation varies from year to year based on his production and is determined by the same formula utilized to determine the compensation of other financial advisors;

•	Ms. Richardson, until June 2003, was a partner at the accounting firm of Ernst & Young LLP, which performs a limited number of consulting engagements for Legg Mason and is the auditor for a few mutual funds sponsored by Legg Mason; however, Ms. Richardson had no involvement in any of the relationships; and

•	Mr. Schmoke, until January 2003, was a partner at the law firm of Wilmer, Cutler & Pickering, which has been engaged to perform legal services for Legg Mason from time to time and has received customary fees for those engagements; however, Mr. Schmoke had no involvement in any of the engagements.

Director Nomination Process

The Nominating and Corporate Governance Committee will consider all qualified candidates for seats on the Board of Directors identified by members of the Committee, by other members of the Board of Directors, by Legg Mason management and by stockholders. Stockholders who would like to propose a director candidate for consideration by the Nominating and Corporate Governance Committee may do so by submitting the candidate’s name, resume and biographical information to the attention of the Corporate Secretary, Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202. The recommending stockholder should also submit evidence of the stockholder’s ownership of shares of Legg Mason Common Stock, including the number of shares owned and the length of time of ownership. All proposals for nomination received by the Corporate Secretary will be presented to the Nominating and Corporate Governance Committee for its consideration. For a recommendation to be considered in determining nominees for a particular annual meeting of stockholders, the recommendation must be received by January 10 of the year in which the meeting is to occur. The Nominating and Corporate Governance Committee will follow the same process and use the same criteria for evaluating candidates proposed by members of the Committee, other members of the Board of Directors, members of Legg Mason management and stockholders.

The Board of Directors has set out minimum qualification requirements for director nominees in Legg Mason’s Corporate Governance Principles. These requirements are that directors are expected to possess a broad range of skills, expertise, industry or other knowledge and business or other experience that will be useful to Legg Mason. The Nominating and Corporate Governance Committee will review each candidate’s biographical information and determine whether the candidate meets these minimum qualification requirements.

After the Nominating and Corporate Governance Committee has determined that a candidate meets the minimum qualification requirements, the Committee will determine whether to nominate the candidate to the Board of Directors. In making this determination, the Nominating and Corporate Governance Committee will consider a number of factors, including:

•	the current size of the Board of Directors, and whether vacancies on the Board are anticipated;

•	the candidate’s judgment, character, expertise, skill, knowledge, experience and collegiality;

•	the overall diversity of perspectives, backgrounds and experiences of the current directors;

•	whether the candidate has special skills, expertise or a background that add to and complement the range of skills, expertise and background of the existing directors; and

•	whether the candidate will be able to devote sufficient time and energy to the performance of his or her duties as a director.

Application of these factors involves the exercise of judgment and cannot be measured in any mathematical or formulaic way.

Executive Sessions

Executive sessions of non-management directors are held in conjunction with each regular Board meeting. Legg Mason’s independent directors annually elect a Lead Independent Director to chair these executive sessions. Nicholas J. St. George currently serves as the Lead Independent Director.

Communications

Stockholders who wish to communicate with the Board of Directors, the Lead Independent Director or the non-management directors as a group may do so by addressing their written correspondence to the director or directors, c/o Corporate Secretary, Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202. Legg Mason’s Corporate Secretary will forward all correspondence received from stockholders to the director or directors to whom it is addressed.

The Audit Committee has developed procedures for receiving and handling complaints or concerns about Legg Mason’s financial statements or internal controls or other financial or accounting matters. Any such complaints or concerns should be sent by mail to the Chairman of the Audit Committee, c/o Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the ownership of Common Stock of Legg Mason as of May 21, 2004 by each director, each executive officer named in the Summary Compensation Table, all executive officers and directors as a group, and each person who, to the best of Legg Mason’s knowledge, beneficially owned more than five percent of Legg Mason’s outstanding Common Stock.

NAME OF OWNER	COMMON STOCK BENEFICIALLY OWNED (1)(2)		PERCENT OF OUTSTANDING COMMON STOCK (2)(3)
Raymond A. Mason	2,012,383	(4)	3.00%
James W. Brinkley	736,844	(5)	1.10%
Richard J. Himelfarb	247,925	(6)	*
James E. Ukrop	139,614		*
Timothy C. Scheve	137,422	(7)	*
Harry M. Ford, Jr.	135,949		*
Peter F. O’Malley	86,384		*
Harold L. Adams	80,518		*
Edward I. O’Brien	72,260		*
John E. Koerner, III	71,390	(8)	*
Nicholas J. St. George	70,664		*
Roger W. Schipke	54,186	(9)	*
Peter L. Bain	39,532	(10)	*
Mark R. Fetting	37,182	(11)	*
Kurt L. Schmoke	18,000		*
Dennis R. Beresford	13,500		*
Carl Bildt	12,000		*
Margaret Milner Richardson	6,000		*
All executive officers and directors as a group (26 persons)	4,699,914		6.91%

*	Less than 1%.
(1)	Except as otherwise indicated and except for shares held by members of an individual’s family or in trust, all shares are held with sole dispositive and voting power.
(2)	Includes the following number of shares subject to options exercisable within 60 days from May 21, 2004: Mr. Mason—355,906; Mr. Brinkley—51,200; Mr. Himelfarb—42,400; Mr. Ukrop—51,996; Mr. Scheve—45,841; Mr. Ford—25,746; Mr. O’Malley—51,996; Mr. Adams—51,996; Mr. O’Brien—57,328; Mr. Koerner—51,996; Mr. St. George—41,332; Mr. Schipke—36,000; Mr. Bain—27,800; Mr. Fetting—27,800; Mr. Schmoke—18,000; Mr. Beresford—12,000; Mr. Bildt—12,000; Ms. Richardson—6,000 and all executive officers and directors as a group—1,185,772. For purposes of determining the percentage of outstanding Common Stock for any person on the table, these options held by that person are assumed to have been exercised.
(3)	For purposes of determining percentages of outstanding Common Stock, Exchangeable Shares are not included because none are beneficially owned by any director or executive officer.
(4)	Does not include 12,050 shares owned by Mr. Mason’s wife, as to which Mr. Mason disclaims beneficial ownership. Does not include 300 shares that are held in trusts for Mr. Mason’s children, as to which Mr. Mason disclaims beneficial ownership.
(5)	Excludes 7,332 shares owned by a charitable foundation of which Mr. Brinkley is co-trustee.
(6)	Includes 2,697 shares of restricted stock as to which Mr. Himelfarb has voting power, but which are subject to vesting and transfer restrictions.

(7)	Includes 4,904 shares of restricted stock as to which Mr. Scheve has voting power, but which are subject to vesting and transfer restrictions.
(8)	Includes 2,400 shares owned by Mr. Koerner’s children.
(9)	Includes 1,000 shares held in trust of which Mr. Schipke is trustee.
(10)	Includes 4,505 shares of restricted stock as to which Mr. Bain has voting power, but which are subject to vesting and transfer restrictions.
(11)	Includes 4,588 shares of restricted stock as to which Mr. Fetting has voting power, but which are subject to vesting and transfer restrictions.

EXECUTIVE COMPENSATION

The following table provides information concerning compensation for the past three fiscal years of Legg Mason’s Chief Executive Officer and each of the four other most highly compensated executive officers.

Summary Compensation Table

	Year	Annual Compensation				Long-Term Compensation		All Other Compensation(3)
						Restricted Stock Awards(2)	Options Granted(#)
Name and Principal Position		Salary	Bonus(1)		Other Annual Compensation
Raymond A. Mason	2004	$422,917	$7,100,000	(4)	$7,807	—	—	$12,928
Chairman of the Board,	2003	394,171	7,244,688	(4)	6,497	—	20,000	16,629
President and Chief Executive Officer	2002	330,000	7,344,688	(4)	3,148	—	350,000	22,905

Peter L. Bain	2004	$250,000	$1,617,625		$6,754	$167,000	7,000	$10,000
Executive Vice President	2003	247,920	1,260,000		6,712	153,000	14,000	9,000
	2002	225,000	1,170,000		1,332	142,000	25,000	9,150

James W. Brinkley	2004	$300,000	$2,250,000		$7,967	—	—	$106,807
Senior Executive Vice	2003	297,917	2,350,000		7,683	—	10,000	105,900
President	2002	275,004	2,500,000		2,203	—	20,000	129,804

Mark R. Fetting	2004	$250,000	$1,797,580		—	$186,000	7,000	$10,000
Executive Vice President	2003	249,170	1,260,000		—	153,000	14,000	9,000
	2002	230,000	990,000		—	120,000	25,000	9,150

Timothy C. Scheve	2004	$272,917	$1,705,485		—	$179,000	8,000	$10,000
Senior Executive Vice	2003	249,171	1,350,000		—	164,100	14,000	9,000
President	2002	240,000	1,372,500		—	166,000	20,000	9,150

(1)	Each fiscal year Legg Mason sets aside an executive bonus pool in an amount up to 10% of Legg Mason’s pre-tax income for the fiscal year (before deducting the bonuses). The selection of the participants in the pool, the total amount received for bonuses, and the allocation of incentive bonuses among the executive officers of Legg Mason is determined, subject, in the case of chief executive officer compensation, to the approval of the independent directors, by the Compensation Committee as described in the Compensation Committee Report on Executive Compensation. In addition, when circumstances warrant, the Compensation Committee may grant an executive officer a bonus in addition to that awarded under the bonus pool.
(2)	Awards have been valued for this table using the closing price of Legg Mason Common Stock on the New York Stock Exchange on the grant date of the award. In May 2004, Messrs. Bain, Fetting, and Scheve were granted 1,938, 2,151 and 2,067 shares, respectively, of restricted stock in lieu of receiving a portion of their annual cash bonuses for fiscal 2004. These shares vest in 33% annual increments, commencing April 30, 2005. In May 2003, Messrs. Bain, Fetting, and Scheve were granted 2,581, 2,581 and 2,765 shares, respectively, of restricted stock in lieu of receiving a portion of their annual cash bonuses for fiscal 2003. In May 2002, Messrs. Bain, Fetting, and Scheve were granted 2,541, 2,150 and 2,980 shares, respectively, of restricted stock in lieu of receiving a portion of their annual cash bonuses for fiscal 2002. The restricted stock granted in May 2003 and 2002 vests in 33% annual increments commencing on May 15 following the year in which the grant is made. As of March 31, 2004, the number and value of shares of restricted stock held by Messrs. Bain, Fetting, and Scheve were 4,833, 4,014 and 5,895 and $448,406, $372,419 and $546,938, respectively. All officers receive the dividends paid on the restricted stock.
(3)	Amounts for fiscal 2004 include $10,000 for each individual contributed under the Legg Mason Profit Sharing and 401(k) Plan and Trust, and include for Messrs. Mason and Brinkley, respectively, $2,928 and $96,807 of commissions earned from securities brokerage activities.
(4)	Includes $844,688 awarded to Mr. Mason as bonuses conditioned upon the proceeds being used to repay a portion of the outstanding principal on a loan made to Mr. Mason in December 1998.

STOCK OPTIONS

The following table summarizes option grants made by Legg Mason during the fiscal year ended March 31, 2004 to the executive officers named in the Summary Compensation Table.

Option Grants in Fiscal 2004

	Individual Grants(1)
Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	Grant Date Present Value(2)

Raymond A. Mason	—	—%	$ —	—	$ —
Peter L. Bain	7,000	1.29	69.59	7/22/2011	215,810
James W. Brinkley	—	—	—	—	—
Mark R. Fetting	7,000	1.29	69.59	7/22/2011	215,810
Timothy C. Scheve	8,000	1.47	69.59	7/22/2011	246,640

(1)	Option grants made pursuant to the Legg Mason, Inc. 1996 Equity Incentive Plan. The exercise price of each option granted under the Plan is not less than the fair market value of the Common Stock on the grant date. Options are generally not exercisable during the first year after the date of grant, and thereafter generally become exercisable in cumulative installments of 20% on each anniversary of the date of grant, so that the options are fully exercisable on and after 5 years from the date of grant until the eighth year following that date. In all cases, vesting of options may be accelerated in certain circumstances. Option holders may use previously owned shares to pay all or part of the exercise price.
(2)	The stock options were valued using the Black-Scholes Option Pricing Model. The following assumptions were made for purposes of calculating the Grant Date Present Value: an expected option term of 7.12 years to exercise, based on the option expiration date; a dividend yield of .82%; stock price volatility of 40.52%, based upon the daily Common Stock market price for 7.12 years prior to the grant date; and a risk-free interest rate of 3.6%. The actual value realized, if any, on stock option exercises will be dependent on overall market conditions and the future performance of Legg Mason and its Common Stock. Legg Mason cannot be certain that the actual value realized will approximate the amount calculated under the valuation model.

The following table summarizes option exercises during the fiscal year ended March 31, 2004 by the executive officers named in the Summary Compensation Table and the value of their unexercised options at March 31, 2004.

Aggregate Option Exercises During Fiscal 2004

and Value of Options Held at March 31, 2004

Name	Number of Shares Acquired on Exercise	Value Realized(1)	Number of Securities Underlying Unexercised Options at March 31, 2004		Value of Unexercised In-the-Money Options at March 31, 2004(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Raymond A. Mason	192,332	$12,162,781	456,906	174,094	$24,002,874	$7,637,531
Peter L. Bain	—	—	27,800	43,200	1,162,617	1,779,788
James W. Brinkley	20,664	1,568,130	69,200	30,800	3,875,990	1,357,470
Mark R. Fetting	—	—	27,800	43,200	1,162,617	1,779,788
Timothy C. Scheve	14,170	878,677	51,671	52,159	2,725,126	2,386,180

(1)	Value realized and value of unexercised options are calculated by determining the difference between the fair market value of the shares underlying the options and the exercise price of the options at exercise or March 31, 2004, respectively.

EQUITY PLAN INFORMATION

The following table provides information about Legg Mason’s equity compensation plans as of March 31, 2004.

	(a)		(b)		(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	10,544,833	(1)	41.71	(2)	4,254,537	(3)(4)
Equity compensation plans not approved by stockholders	1,243,322	(5)	—	(6)	—	(7)

Total	11,788,155	(1)(5)	41.71	(2)(6)	4,254,537	(3)(4)(7)

(1)	Includes 2,190,152 shares of Common Stock that are held in a trust pending distribution of phantom stock units. The phantom stock units, which are converted into shares of Common Stock on a one-for-one basis upon distribution, were granted to plan participants upon their deferral of compensation or dividends paid on phantom stock units. When amounts are deferred, participants receive a number of phantom stock units equal to the deferred amount divided by 90% to 95% of the fair market value of a share of Common Stock.
(2)	Does not include phantom stock units that will be converted into Common Stock on a one-for-one basis upon distribution at no additional cost, but were acquired as described in footnote (1).
(3)	In addition, an unlimited number of shares of Common Stock may be issued under the Legg Mason Wood Walker, Incorporated Deferred Compensation/Phantom Stock Plan upon the distribution of phantom stock units that may be acquired in the future as described in footnote (1).
(4)	1,195,754 of these shares may be issued under Legg Mason’s omnibus equity plan as stock options, restricted or unrestricted stock grants or any other form of equity compensation. 451,412 of these shares may be issued under the Legg Mason, Inc. Stock Option Plan for Non-Employee Directors as stock options. 2,607,371 of these shares may be purchased under Legg Mason’s employee stock purchase plan, which acquires the shares that are purchased thereunder in the open market.
(5)	Includes 1,204,149 shares of Common Stock that are held in a trust pending distribution of phantom stock units. The phantom stock units, which are converted into shares of Common Stock on a one-for-one basis upon distribution, were granted to plan participants upon their deferral of compensation or dividends paid on phantom stock units or receipt of the right to receive deferred bonuses. When amounts are deferred, participants receive a number of phantom stock units equal to the deferred amount divided by the fair market value, or 95% of the fair market value, of a share of Common Stock. Also includes 39,173 shares of Common Stock issuable under the Howard Weil Plan (as defined below).
(6)	Phantom stock units are converted into Common Stock on a one-for-one basis upon distribution at no additional cost, but were acquired as described in footnote (5). The Howard Weil Plan provides for the issuance of shares of Common Stock upon the occurrence of certain events at no additional cost to the recipient. However, these rights were acquired upon the recipients’ deferral of compensation or dividends on rights held with a value equal to the market value of the shares acquirable under the plan.

(7)	As of March 31, 2004, there was an unlimited number of shares of Common Stock that may be issued under the phantom stock, deferred compensation and retention plans described below upon distribution of phantom stock units that may be acquired in the future as described in footnote (5). Subsequent to March 31, 2004, Legg Mason adopted programs under its stockholder-approved omnibus equity plan to replace its active phantom stock and retention plans that have not been approved by its stockholders, and it ceased issuing additional phantom stock units under these plans. As a result, the only shares of Common Stock that will be distributed under these plans in the future are the shares currently held in the trust pending distribution of phantom stock units. Under the Howard Weil Plan, 39,173 shares of Common Stock are currently held in a trust to be issued under the plan. However, dividends on these shares are reinvested in the right to receive additional shares of Common Stock, which are purchased in the market to fulfill this obligation.

Legg Mason has six equity compensation plans that have not been approved by its stockholders. Subsequent to March 31, 2004, Legg Mason has stopped granting additional deferred bonuses or other awards, or deferring income, under all of these plans. These plans (other than the Howard Weil Plan) have been replaced for purposes of future awards with programs under Legg Mason’s stockholder-approved omnibus equity plan. As a result, these plans (other than the Howard Weil Plan) will apply in the future only to the distribution of phantom stock units and interest accounts that were previously granted. For all of these plans, Legg Mason has issued to a trust shares of its Common Stock that are available for distributions under the plans. Legg Mason’s equity compensation plans that have not been approved by its stockholders are:

•	Legg Mason Wood Walker, Incorporated Private Client Group Deferred Compensation Plan;

•	Legg Mason Wood Walker, Incorporated Financial Advisor Retention Plan;

•	Legg Mason Wood Walker, Incorporated Key Employee Phantom Stock Agreements;

•	Legg Mason Wood Walker, Incorporated Professional Branch Manager Phantom Stock Agreements;

•	Legg Mason Wood Walker, Incorporated Producing Branch Manager Retention Plan; and

•	Howard, Weil, Labouisse, Friedrichs, Inc. Equity Incentive Plan (the “Howard Weil Plan”).

Set forth below is a brief description of these plans.

Legg Mason Wood Walker, Incorporated Private Client Group Deferred Compensation Plan (“PCG Plan”) and Financial Advisor Retention Plan (“FA Plan”)

Under the PCG Plan, financial advisors in Legg Mason’s Private Client Group were eligible to earn deferred bonuses in each calendar year based upon several performance measures. In calendar year 2002, the PCG Plan was replaced with the FA Plan. Under the FA Plan, financial advisors in Legg Mason’s Private Client Group were eligible to earn in each calendar year the right to receive future retention bonuses based on several performance measures. Deferred bonuses under the PCG Plan and future retention bonuses under the FA Plan were deemed invested in either an interest account or a “phantom stock” account. Amounts deemed invested in phantom stock accounts were credited as a number of phantom stock units based on a unit price equal to the market price for a share of Legg Mason Common Stock. The number of phantom stock units credited to an account will be adjusted over the deferral period, in the case of the PCG Plan, or over the period until the bonus is payable, in the case of the FA plan, to account for any stock dividends, stock splits and similar events. Dividends paid on Common Stock were credited to phantom stock accounts by adding a number of phantom stock units based on a unit price equal to 95% of the market price for a share of Common Stock. However, Legg Mason has replaced this feature of the plans with deferred grants of stock, in the same amounts and under the same terms, under its omnibus equity plan. Amounts deemed invested in interest accounts are annually credited with interest. Deferred bonuses under the PCG Plan vest at the end of the sixth calendar year after they are credited. Retention bonuses under the FA Plan are payable at the end of the sixth calendar year after the rights to receive them are granted. Deferred bonuses under the PCG Plan and retention bonuses under the FA Plan are subject to forfeiture if the recipient’s employment with Legg Mason terminates prior to the vesting or payment date, other than a termination as a result of death, disability or retirement. Vested deferred bonuses are distributed to the recipient, at the election of the recipient, upon either (i) the date they vest or (ii) the date the recipient’s employment with Legg Mason terminates. Upon a distribution under the PCG Plan, the participant receives (in a lump sum or in periodic installments, at the participant’s election) a number of shares of Common Stock equal to the number of phantom stock units that are to be distributed, or cash in the amount of the balance of the interest account to be distributed. When retention bonuses are paid under the FA Plan, the recipient receives a number of shares of Common Stock equal to the number of phantom stock units that are to be distributed, or cash in the amount of the balance of the interest account to be distributed.

Legg Mason Wood Walker, Incorporated Key Employee Phantom Stock Agreements (the “Key Employee Agreements”)

Under the Key Employee Agreements, certain employees, as part of their recruitment by Legg Mason’s Private Client Group, were offered deferred compensation bonuses credited within the first year of their employment. Deferral amounts under the Key Employee Agreements were deemed invested in “phantom stock” units based on a unit price equal to the market price for a share of Legg Mason Common Stock. The number of phantom stock units credited to an account will be adjusted over the deferral period to account for any stock dividends, stock splits and similar events. Dividends paid on Common Stock were credited to phantom stock accounts by adding a number of phantom stock units based on a unit price equal to 95% of the market price for a share of Common Stock. A portion of the deferred amounts under the Key Employee Agreements vests each year over a period of five years, and deferred amounts are subject to forfeiture if the recipient’s employment with Legg Mason terminates prior to the vesting date, other than a termination as a result of death or disability. Vested deferred amounts are distributed to the recipient, at the election of the recipient, upon one of (i) the date they vest, (ii) the date the entire deferred amount vests, or (iii) the date the recipient’s employment with Legg Mason terminates. Upon a distribution, the participant receives (in a lump sum or in periodic installments, at the participant’s election) a number of shares of Common Stock equal to the number of phantom stock units that are to be distributed.

Legg Mason Wood Walker, Incorporated Professional Branch Manager Phantom Stock Agreements (the “Branch Manager Agreements”)

Under the Branch Manager Agreements, certain branch managers in Legg Mason’s Private Client Group were able to elect to defer up to $12,000 of compensation in any calendar year. Legg Mason would “match” dollar-for-dollar all amounts deferred under the Branch Manager Agreements. Deferred and match amounts under the Branch Manager Agreements were deemed invested in “phantom stock” units based on a unit price equal to the market price for a share of Common Stock. The number of phantom stock units credited to an account will be adjusted over the deferral period to account for any stock dividends, stock splits and similar events. Dividends paid on Common Stock were credited to phantom stock accounts by adding a number of phantom stock units based on a unit price equal to 95% of the market price for a share of Common Stock. Phantom stock units resulting from the Legg Mason “match” vest six full years after they are credited, and are subject to forfeiture if the recipient’s employment with Legg Mason terminates prior to the vesting date, other than a termination as a result of death, disability or retirement. Vested deferred amounts are distributed to the recipient, at the election of the recipient, upon either (i) the date they vest or (ii) the date the recipient’s employment with Legg Mason terminates. In a distribution, the participant receives (in a lump sum or in periodic installments, at the participant’s election) a number of shares of Common Stock equal to the number of phantom stock units that are to be distributed.

Legg Mason Wood Walker, Incorporated Producing Branch Manager Retention Plan (the “Branch Manager Plan”)

Under the Branch Manager Plan, certain branch managers in Legg Mason’s Private Client Group were eligible to earn the right to receive deferred bonuses and retention bonuses. Rights to receive deferred and retention bonuses were awarded in tandem under the Branch Manager Plan following each fiscal year based on the income earned by eligible branch managers during the fiscal year. When the right to receive a deferred bonus and retention bonus was awarded, the bonuses were deemed invested in either an interest account or a “phantom stock” account. Amounts deemed invested in phantom stock accounts were credited as a number of phantom stock units based on a unit price equal to the market price for a share of Legg Mason Common Stock. The number of phantom stock units credited to an account will be adjusted over the period until the bonuses are payable to account for any stock dividends, stock splits and similar events. Dividends paid on Common Stock were credited to phantom stock accounts by adding a number of phantom stock units based on a unit price equal to 95% of the market price for a share of Common Stock. Amounts deemed invested in interest accounts are annually credited with interest. Deferred bonuses under the Branch Manager Plan are payable on the earlier of (i) the end of the sixth fiscal year after the rights to receive them are granted and (ii) the date the applicable recipient’s employment with Legg Mason terminates. Retention bonuses under the Branch Manager Plan are payable at the end of the sixth fiscal year after the rights to receive them are granted, and rights to receive retention bonuses are subject to forfeiture if the applicable recipient’s employment with Legg Mason terminates prior to the end of that sixth year, other than a termination as a result of death, disability or retirement. When bonuses are paid under the Branch Manager Plan, the recipient receives a number of shares of Common Stock equal to the number of phantom stock units that are to be distributed, or cash in the amount of the balance of the interest account to be distributed.

Howard, Weil, Labouisse, Friedrichs, Inc. Equity Incentive Plan

Under the Howard Weil Plan, certain employees of Howard, Weil, Labouisse, Friedrichs, Inc. (“Howard Weil”) were entitled to defer their receipt of compensation. The deferred amounts were deemed invested in Voting Stock of Howard Weil. When Legg Mason acquired Howard Weil in 1987, the deferred amounts were funded by placing Howard Weil stock into a trust, and the stock in the trust was converted into Common Stock. Since the acquisition, no additional amounts have been deferred under the Howard Weil Plan. However, the Howard Weil Plan governs the distribution of shares from the trust to participants. In addition, dividends paid on the shares held in the trust are used to purchase additional shares of Common Stock in the open market, which are then credited to the accounts of participants.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Legg Mason has designed its executive compensation to attract, motivate and retain the management talent needed to maintain and strengthen Legg Mason’s position in the financial services industry and to achieve its business objectives.

Salaries of senior executive officers are set at levels which the Compensation Committee (the “Committee”) of the Board of Directors believes are competitive with salaries of executives in similar positions at comparable financial services companies. In addition, in determining senior executive compensation, the Committee places substantial emphasis on incentive compensation directly related to short and long-term corporate performance through annual cash bonuses, restricted stock awards and stock option grants. The compensation of Legg Mason’s chief executive officer is determined by the Committee, subject to the approval of Legg Mason’s independent directors. The members of the Committee are non-employee directors and the Board of Directors has determined that each member of the Committee is “independent.”

As is common in the financial services industry, a significant portion of the total cash compensation of Legg Mason’s executive officers is paid in the form of bonuses to maximize the portion of an individual’s compensation that is subject to fluctuation each year based upon corporate and individual performance. For example, in fiscal 2004, approximately 94% of the annual cash compensation of Raymond A. Mason, Legg Mason’s Chief Executive Officer (“CEO”), was paid as bonuses.

Executive compensation is structured to recognize each executive’s level of responsibility and to reward exceptional individual and corporate performance, taking into account both annual operating results and the desirability of providing incentives for future improvement. This includes the ability to implement Legg Mason’s business plans as well as to react to unanticipated external factors which can have a significant impact on corporate performance. Compensation decisions for all executives, including the CEO, are based on the same general criteria.

In carrying out its responsibilities, the Committee utilizes independent consulting advice in connection with its consideration of executive compensation plans and appropriate levels of executive compensation.

There are three major components of compensation for Legg Mason’s executive officers: base salary, short-term awards and long-term incentive awards.

Base Salary

A competitive base salary is important in fostering a career orientation among executives consistent with the long-term nature of Legg Mason’s business objectives. The Committee determines the salary of the CEO, subject to the approval of Legg Mason’s independent directors, and Legg Mason’s other senior executive officers based on its consideration of the CEO’s recommendations.

Salaries and salary adjustments are based on the responsibilities, performance and experience of each executive, regular reviews of competitive positioning (comparing Legg Mason’s salary structure with that of similar companies) and business performance. While there is no specific weighting of these factors, the responsibilities, performance and experience of each executive and reviews of competitive positioning are the most important considerations.

Raymond A. Mason, Legg Mason’s CEO, has more than 40 years of service with Legg Mason. The Committee established his fiscal 2004 salary of $425,000 based upon competitive positioning and Legg Mason’s overall compensation approach of limiting base salary levels and emphasizing incentive compensation.

Short-Term Awards

Short-term awards to executives are based on Legg Mason’s fiscal year operating results and the performance and responsibilities of the individual executives. Short-term awards also reflect each executive officer’s contributions to the business during the fiscal year.

Legg Mason’s Executive Incentive Compensation Plan provides for an executive bonus pool in an amount up to 10% of Legg Mason’s pre-tax income (calculated before deduction of the bonuses) for annual awards to the CEO and other key executive officers selected by the Committee. Because the pool amount is based on pre-tax income, the total size of the pool varies with Legg Mason’s performance. During the first quarter of the fiscal year the Committee established maximum percentage allocations of the total pool for certain key executive officers. Mr. Mason’s maximum percentage allocation for fiscal 2004 was established at 35%, or 3.5% of Legg Mason’s pre-tax income (before deduction of bonuses paid under the Executive Incentive Compensation Plan). After the end of each fiscal year, the Committee approves, subject to independent director approval in the case of CEO compensation, specific bonuses from the pool for each participating executive officer, which may not exceed the maximum percentage previously allocated. The pre-established maximum percentage allocation and the specific bonus the CEO and each of the other selected executives receives within the amount determined pursuant to the pre-established percentage allocation is dependent on the executive’s level of responsibility, individual performance, initiative, business judgment and management skills and corporate performance.

Although Section 162(m) of the Internal Revenue Code limits deductions for certain annual compensation in excess of $1,000,000 paid to individuals required to be named in the summary compensation table in proxy statements of public companies, when circumstances warrant, the Committee may award an executive officer a bonus that is in addition to the bonus awarded under the bonus pool because the Committee believes it is important to balance the effectiveness of executive compensation plans with the materiality of potentially reduced tax deductions. These bonuses are awarded based on the same factors used in allocating the bonus pool, and generally are used to reward outstanding performance that the Committee feels warrants a bonus in excess of the maximum percentage allocated to that executive officer from the bonus pool. No such additional bonus was awarded for fiscal 2004.

In fiscal 2004, the Committee granted Mr. Mason quarterly supplemental bonuses totaling $844,688 conditioned upon the proceeds being applied to repay a portion of the outstanding principal on a loan from Legg Mason. This was done pursuant to the Committee’s decision, when it granted the loan in 1998 as part of a compensation arrangement, to award supplemental bonuses that Mr. Mason would use to repay the loan.

Total bonuses (including restricted stock awards) to the CEO and the four other named executive officers with respect to fiscal 2004 aggregated 3.1% of pre-tax income (before deduction of the bonuses), with 47.2% of the total bonuses (1.5% of Legg Mason’s pre-tax income before deduction of the bonuses) being awarded to Mr. Mason. As discussed below, for certain executive officers and certain other highly compensated employees, not including Messrs. Mason and Brinkley, the

Committee approved the issuance of restricted shares of Common Stock in May 2004 in lieu of paying a portion of their cash bonuses for fiscal 2004. The total bonuses awarded to Mr. Mason for fiscal 2004 reflect his significant personal contributions to Legg Mason and its business, and were based on the Committee’s general evaluation of Mr. Mason’s overall contribution to Legg Mason’s business. The Committee believes that Mr. Mason’s salary and cash bonuses were appropriate in relation to compensation of CEOs of comparable companies, taking into account the size, business results and stock performance of Legg Mason and those companies.

Long-Term Incentive Awards

Long-term incentive awards are designed to reinforce the importance of building long-term value for Legg Mason’s stockholders. All long-term incentive awards made in fiscal 2004 were made under the stockholder-approved Legg Mason, Inc. 1996 Equity Incentive Plan.

Stock options and restricted shares of Common Stock were the only long-term incentives granted to executive officers for fiscal 2004. The Committee believes that stock option grants focus management’s attention on long-term growth in stockholder value and stock price appreciation. Generally, options have a term of up to eight years, and are granted at the fair market value of Legg Mason Common Stock on the date of grant, and an initial portion of the options becomes exercisable one year from date of grant, with the balance becoming exercisable in increments over the ensuing four years. Generally, recipients must remain employed by Legg Mason to exercise their options.

The number of options that the Committee grants to executive officers is based on individual performance and level of responsibility, and is approved by the Committee after considering the recommendations of the CEO. In some years, the Committee may not grant a long-term incentive award to an executive officer in spite of his or her individual performance and level of responsibility if it determines that the officer has sufficient outstanding long-term incentive awards from prior years. Award levels must be sufficient in size so that executives develop strong incentives to achieve long-term corporate goals.

In order to increase stock ownership of executive officers and further align the incentives of management and stockholders, the Committee granted restricted shares of Common Stock to several executive officers in lieu of paying a portion of their cash bonuses for fiscal 2004 under Legg Mason’s Executive Incentive Compensation Plan. In May 2004, each recipient was granted shares that had a fair market value, on the date the Committee approved the grant, equal to the amount of cash bonus that was replaced. One-third of the shares of restricted stock granted vest on April 30th of each of the next three subsequent years. Prior to vesting, the shares may not be transferred and are generally subject to forfeiture in certain circumstances.

COMPENSATION COMMITTEE

John E. Koerner, III, Chairman

Harold L. Adams*

James E. Ukrop

*	Joined the Compensation Committee in July 2003.

Compensation Committee Interlocks and Insider Participation

John E. Koerner, III and James E. Ukrop served on the Compensation Committee during the entire fiscal year ended March 31, 2004. Harold L. Adams was elected to the Compensation Committee in July 2003 and served for the remainder of the fiscal year. None of these individuals has ever been an officer or employee of Legg Mason or any of its subsidiaries and no “compensation committee interlocks” existed during fiscal 2004.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors assists the Board of Directors in its oversight of the financial accounting and reporting of Legg Mason and its subsidiaries by selecting and compensating the independent accountants, providing oversight of the work of the independent accountants and reviewing the scope and results of audits conducted by them, reviewing the activities of Legg Mason’s internal auditors, discussing with independent accountants, internal auditors and management the organization and scope of Legg Mason’s internal system of accounting and financial controls and reviewing and discussing certain matters that may have a material impact on Legg Mason’s financial statements. The Audit Committee is composed of three non-employee directors and operates under a written charter adopted by the Board of Directors. That charter was amended during the fiscal year ended March 31, 2004, and a copy of that amended charter is attached to this Proxy Statement as Exhibit A. The Board of Directors has determined that each member of the Audit Committee is “independent” and financially literate, and that at least one member has accounting or other related financial management expertise, in each case as such qualifications are defined under the listing standards of the New York Stock Exchange. The Board of Directors has also determined that Mr. Beresford qualifies as an “audit committee financial expert” as defined by the SEC.

The Audit Committee held six meetings during the fiscal year ended March 31, 2004. The meetings were intended, among other things, to facilitate communication among the Audit Committee, management, internal auditors and Legg Mason’s independent accountants. The Audit Committee reviewed with Legg Mason’s internal auditors and its independent accountants the overall scope and plans for their respective audits, and discussed with both the internal auditors and the independent accountants the results of their examinations and their evaluations of Legg Mason’s internal controls.

Legg Mason’s management is responsible for the financial reporting process, including the system of internal controls, and for the preparation, presentation and integrity of consolidated financial statements in accordance with generally accepted accounting principles. Legg Mason’s independent accountants are responsible for auditing those financial statements in accordance with generally accepted auditing standards. The Audit Committee monitors and reviews these processes. The members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent accountants.

The Audit Committee has reviewed and discussed the audited consolidated financial statements of Legg Mason as of and for the fiscal year ended March 31, 2004 with management and Legg Mason’s independent accountants. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” Furthermore, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent accountants their independence from Legg Mason and its management. When considering the independent accountants’ independence, the Audit Committee considered whether their provision of services to Legg Mason beyond those rendered in connection with their audit and review of Legg Mason’s consolidated financial statements was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the amount of fees paid to the independent accountants for audit and non-audit services.

Based on the reviews, reports and discussions described in this Report, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above, the Audit Committee has recommended to the Board of Directors that Legg Mason’s audited consolidated financial statements as of and for the fiscal year ended March 31, 2004 be included in Legg Mason’s Annual Report on Form 10-K.

AUDIT COMMITTEE

Dennis R. Beresford, Chairman

Edward I. O’Brien

Roger W. Schipke

STOCK PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return on Legg Mason’s Common Stock for the last five fiscal years with the cumulative total return of the S&P 500 Stock Index and the SNL Securities and Investments Index (the “SNL Securities Index”) over the same period (assuming the investment of $100 in each on March 31, 1999, and the reinvestment of all dividends). The SNL Securities Index consists of 79 publicly held broker dealer and investment advisor firms.

	Fiscal Year Ended March 31,
	1999	2000	2001	2002	2003	2004
Legg Mason	$100	$129	$127	$162	$150	$287
S&P 500 Stock Index	100	118	93	93	70	95
SNL Securities Index	100	140	107	113	79	128

Source: SNL Financial

CERTAIN TRANSACTIONS

On December 8, 1998, Legg Mason loaned to Raymond A. Mason, Legg Mason’s Chairman of the Board, President and Chief Executive Officer, $3,378,750 to finance the purchase of 120,000 shares of Common Stock from Legg Mason. The loan is full recourse, is secured by a pledge of the shares, and accrues interest at a rate of 4.47% per annum, compounded semi-annually. The principal amount is due in full at maturity on June 8, 2006 and interest payments are due on June 8 of each year. As of May 31, 2004, the amount of indebtedness outstanding under this loan was $844,688, plus accrued interest. The largest amount of indebtedness outstanding under this loan at any time during fiscal 2004 was $1,689,375, plus accrued interest.

In the ordinary course of its business, Legg Mason has extended credit to certain of its directors and executive officers in connection with their purchases of securities in margin accounts. These extensions of credit have been made on terms comparable to loans to unaffiliated customers and did not involve more than the normal risk of collectability or present other unfavorable features. No such extension has resulted in a loss to Legg Mason. Subsequent to the enactment of the Sarbanes-Oxley Act of 2002, Legg Mason has made no new margin loans to directors or executive officers who are not employees of LMWW and has not permitted increases in any margin loans to directors or executive officers who are not employees of LMWW.

PROPOSED AMENDMENT OF 1996 EQUITY INCENTIVE PLAN

In 1996, the Compensation Committee of the Board of Directors (the “Committee”) adopted, and the Board of Directors (the “Board”) and stockholders approved, the Legg Mason, Inc. 1996 Equity Incentive Plan (the “Plan”). In 1999, the Committee adopted and the Board and stockholders approved an amendment to the Plan increasing the number of shares covered by the Plan, and in 2001 the stockholders re-approved the Plan for purposes of Section 162(m) of the federal tax code.

The purpose of the Plan is to provide key employees of Legg Mason and its subsidiaries various stock ownership and performance incentives toward achievement of continued growth, profitability and success of Legg Mason. The Plan, as amended in 1999 and as adjusted for stock splits since it was adopted, covered a total of 13,000,000 shares of Common Stock. The number of shares available for issuance under the Plan, as of June 1, 2004, is 1,179,094. If the amendment to the Plan is approved by stockholders, the number of shares covered by the Plan will increase to 16,000,000 and the number of shares available for issuance under the Plan will increase to 4,179,094, in each case subject to certain adjustments.

The Committee and the Board believe the Plan continues to be desirable for purposes of providing key employees of Legg Mason and its subsidiaries various stock ownership and performance incentives. In April 2004, to accommodate (i) future grants based on historical usage of shares under the Plan, (ii) the Committee’s decision to replace several of Legg Mason’s deferred compensation plans which have not been approved by stockholders with performance unit programs under the Plan and (iii) a newly adopted program of issuing shares of restricted stock under the Plan in lieu of paying a portion of the annual bonuses of several hundred highly compensated employees, and to ensure the availability of sufficient shares to meet possible needs arising from future significant hirings and possible acquisitions, the Committee adopted and the Board approved, subject to stockholder approval at this Annual Meeting, an amendment to the Plan increasing the number of shares covered by the Plan by 3,000,000. The amendment also (i) extended the last day on which grants may be made under the Plan from April 17, 2006 to April 20, 2014 and (ii) removed a sentence from the Plan that had authorized the granting of awards in replacement of prior award grants under the Plan. The provisions of the Plan require that stockholders approve any amendment increasing the number of shares, and the amendment is being presented for approval at this Annual Meeting.

The benefits to be awarded under the Plan to executive officers and other employees of Legg Mason in the future are not presently determinable. Non-employee directors are not eligible to receive benefits under the Plan. The following table sets out the benefits awarded under the Plan for the fiscal year ended March 31, 2004 to the people listed.

	Stock Options		Restricted Stock
Name and Position	Number Granted	Dollar Value[1]	Shares Granted	Dollar Value[2]
Raymond A. Mason, Chairman of the Board, President and Chief Executive Officer	—	$—	—	$—
Peter L. Bain, Executive Vice President	7,000	215,810	1,938	167,443
James W. Brinkley, Senior Executive Vice President	—	—	—	—
Mark R. Fetting, Executive Vice President	7,000	215,810	2,151	185,846
Timothy C. Scheve, Senior Executive Vice President	8,000	246,640	2,067	178,589
All executive officers as a group	57,900	1,771,740	15,738	1,359,763
All non–executive officer employees as a group	485,750	14,300,480	43,380	3,748,032

1	Present value calculated as of the option grant date using the Black-Scholes Option Pricing Model.
2	Restricted stock awards are valued for this table as of the grant date (May 14, 2004) using the closing price of Common Stock on that date.

The closing price of Legg Mason’s Common Stock on the New York Stock Exchange on June 10, 2004 was $90.88 per share.

Description of the Plan

General. Subject to adjustment in certain circumstances discussed below, the Plan, as amended in 1999 and adjusted to reflect stock splits, authorized the issuance of up to 13,000,000 shares of Common Stock. The amendment to the Plan, if approved by stockholders, will increase the number of shares of Common Stock covered by the Plan to 16,000,000, subject to adjustment in certain circumstances discussed herein. Shares subject to grants under the Plan will be re-available to be included in other awards in the following circumstances:

•	to the extent awards under the Plan expire or are terminated for any reason without being exercised;

•	if the shares of Common Stock subject to an award are forfeited;

•	if the Committee permits the shares to be exchanged for awards not involving Common Stock; or

•	if the recipient uses the shares for the payment of the purchase price of shares upon exercise of a stock option.

Administration of the Plan. The Committee administers and interprets the Plan and has the sole authority to determine

•	persons to whom awards may be granted under the Plan;

•	the type, size and other terms and conditions of each award;

•	the time when the awards will be made and the duration of any applicable exercise or restriction period, including the criteria for vesting and the acceleration of vesting; and

•	any other matters arising under the Plan.

Except as provided by Rule 16b-3 under the Securities Exchange Act of 1934 or Section 162(m) of the federal tax code, the Plan authorizes the Committee to delegate its authority and duties under the Plan in certain circumstances to the Chief Executive Officer and other senior officers of Legg Mason.

The Committee has full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.

Types of Awards. The Plan provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options; (2) stock appreciation rights (“SARs”), in tandem with stock options or freestanding; (3) Common Stock, including restricted Common Stock, or Common Stock derivatives; (4) Common Stock units; (5) performance units; (6) performance shares; and (7) any other awards which are established by the Committee and are consistent with the Plan’s purpose. The Committee may grant these awards individually, in combination or in tandem.

Eligibility for Participation. Awards may be made to any key employee (including officers and directors) of Legg Mason or any of its subsidiaries as designated by the Committee. During the fiscal year ended March 31, 2004, 441 employees received awards under the Plan. Subject to adjustment as described below, during any calendar year no participant may receive awards for more than 666,666 shares of Common Stock issued or available for issuance under the Plan.

Stock Options. Stock options granted under the Plan may consist of:

•	options intended to qualify as incentive stock options (“ISOs”) within the meaning of section 422 of the federal tax code; and

•	so-called “nonqualified stock options” that are not intended to so qualify (“NQSOs”).

All stock options are subject to the terms and conditions set forth in the Plan as the Committee deems appropriate and as are specified in writing by the Committee to the participant in an award notice. The Committee must approve the form and provisions of each award notice.

The Committee fixes the option price per share at the date of grant. The option price of any ISO granted under the Plan will not be less than the fair market value of the underlying shares of Common Stock on the date of grant, and the option price of an ISO granted to an employee who owns more than 10% of the Common Stock will not be less than 110% of the fair market value of the underlying shares of Common Stock on the date of grant. The option price of an NQSO may be greater than, equal to or less than the fair market value of the underlying shares of Common Stock on the date of grant. However, the option price may not be less than 50 percent of the fair market value of the Common Stock on the date of grant.

The Committee determines the term of each option; however, the exercise period may not exceed ten years from the date of grant, and the exercise period of an ISO granted to an employee who owns more than 10% of the Common Stock may not exceed five years from the date of grant. ISOs will be treated as NQSOs to the extent that the aggregate fair market value of shares of Common Stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a participant during any calendar year exceeds $100,000.

The Committee determines the exercisability of stock options and specifies this in the award notice. The Committee may also accelerate the exercisability of any stock option. A participant, or, in the discretion of the Committee, a properly authorized broker-dealer on behalf of a participant, may exercise a stock option by delivering notice of exercise to the Committee with accompanying payment of the option price. Under the Plan, a participant may pay the option price

•	in cash, or by check, bank draft or money order;

•	by delivering shares of Common Stock or restricted Common Stock as to which restrictions have lapsed owned by the participant and having a fair market value on the date of exercise equal to the option price; or

•	by any combination of the foregoing.

The participant must pay, at the time of exercise, the option price and the amount of any federal, state or local withholding tax due in connection with such stock option exercise. If the Committee approves, participants may elect to satisfy income tax withholding obligations by having shares withheld.

Stock Appreciation Rights. The Committee may grant SARs alone (“Freestanding SARs”) or in tandem with any stock option (“Tandem SARs”). A SAR entitles the participant, upon exercise, to receive the amount by which the fair market value of Common Stock on the date of exercise exceeds the fair market value of the stock on the date of grant.

A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. A Tandem SAR is exercisable to the extent its related stock option is exercisable and the exercise price of the SAR is the same as the option price under the related stock option. Upon the exercise of a stock option as to some or all of the shares covered by the award, the related Tandem SAR is canceled automatically to the extent of the number of shares covered by the stock option exercise.

The Committee will, with regard to a Freestanding SAR, determine the number of shares subject to the SAR, the manner and time of the SAR’s exercise, and the exercise price of the SAR. However, the exercise price of a Freestanding SAR will in no event be less than 50% of the fair market value of the Common Stock on the date of the grant of the Freestanding SAR.

Stock Awards. The Committee may grant awards in the form of shares of Common Stock, restricted shares of Common Stock or Common Stock derivatives (“Stock Awards”). Stock Awards may be granted purely as a bonus, subject to certain performance goals that meet the requirements of Section 162(m) of the federal tax code, or for consideration, subject to any conditions and restrictions the Committee imposes.

Performance Shares. The Committee may grant performance shares, which are either shares of Common Stock or units which are expressed in terms of Common Stock. Performance share awards are contingent upon the attainment over a period to be determined by the Committee (the “Performance

Period”) of certain performance objectives. The Committee will also determine the performance objectives to be achieved during a Performance Period and the measure of whether and to what degree the objectives have been attained.

Performance Units. The Committee may grant performance units, which are units valued by reference to criteria chosen by the Committee other than Common Stock. Performance units are similar to performance shares in that they are contingently awarded based on the attainment over a Performance Period of certain performance objectives. The length of the Performance Period, the performance objectives to be achieved during the Performance Period, and the measure of whether and to what degree such objectives have been achieved, will be determined by the Committee.

Awards subject to Section 162(m). Section 162(m) of the federal tax code generally disallows a public company’s deductions for employee remuneration exceeding $1,000,000 per year for the CEO and any of the other four most highly compensated executive officers of the company, but contains an exception for qualified “performance-based compensation.” Compensation is performance-based if it is payable solely on account of the achievement of one or more objective business criteria.

Section 162(m) of the federal tax code requires that a compensation committee consisting of two or more “outside directors” establish performance standards that must be met before performance-based remuneration may be awarded. The committee must also certify that the performance standards were met before payment of the remuneration. Finally, the law requires that the performance standards be disclosed to and approved by the shareholders.

The maximum annual amount that may be paid to, or the amount of any loan that may be forgiven on behalf of, a Section 162(m) participant for the 2005 fiscal year may not exceed $4,287,151, and for each subsequent fiscal year may not exceed 110% of the maximum amount for the preceding fiscal year. In determining this maximum amount, the value of any stock options granted to a Section 162(m) participant will not be included.

Other Terms of Awards. The Plan authorizes awards to be paid in cash, Common Stock, Common Stock derivatives, a combination of the foregoing, or any other form of property, as determined by the Committee. In addition, the Plan provides that the Committee may authorize the making of loans or cash payments to participants in connection with any award under the Plan or to be used to exercise a stock option or to pay any consideration required in connection with a Stock Award. These loans may be secured by any security, including Common Stock or Common Stock derivatives, underlying or related to the award (so long as the amount of the loan does not exceed the fair market value of the security subject to the award), and may be forgiven upon the terms and conditions established by the Committee at the time of the loans or at any time thereafter, including the attainment of performance goals that meet the requirement of Section 162(m) of the federal tax code. If an award is granted in the form of a Stock Award, stock option, or performance share, or in the form of any other stock-based grant, the Committee may include, as part of the award, an entitlement to receive dividends or dividend equivalents. At the discretion of the Committee, a participant may defer payment of a Stock Award, performance share, performance unit, dividend or dividend equivalent.

The Plan provides for the forfeiture of awards in the event of termination of employment for a reason other than death, disability, retirement or any other approved reason. The Plan authorizes the Committee to promulgate administrative guidelines for the purpose of determining what treatment will be afforded a participant under the Plan in the event of his death, disability, retirement or termination for any other approved reason. However, to the extent that an ISO is not treated as an NQSO, an ISO may not be exercised more than 90 days following the participant’s termination of employment for any reason other than disability, and in the case of termination of employment because of a disability, the ISO may not be exercised more than one year following the termination.

The Committee may, in an award notice or otherwise, establish terms, conditions, restrictions and/or limitations governing the grant of any award that are consistent with the Plan.

Restrictions on Transferability of Awards. No awards under the Plan may be transferred, except by will or the laws of descent and distribution, except, if permitted by the Committee and subject to any terms and conditions specified by the Committee, the participant may transfer an award to the participant’s family members or to one or more trusts established in whole or in part for the benefit of one or more family members; however, the restrictions in this sentence do not apply to any restricted shares of Common Stock received in connection with an award after the date that the restrictions on transferability of the shares have lapsed. During the lifetime of the participant, a stock option, SAR or similar type of award shall be exercisable only by him or her or by the family member or trust to whom the stock option, SAR or other award has been transferred in accordance with the previous sentence.

Amendment, Term and Termination of the Plan. Legg Mason, through the Committee, may amend or terminate the Plan at any time. However, the Committee may not, without stockholder or Board approval, as necessary:

•	adopt any amendment which would increase the maximum number of shares which may be issued under the Plan (except as described below);

•	modify the Plan’s eligibility requirements; or

•	make any amendment that requires stockholder approval pursuant to Rule 16b-3 of the Securities Exchange Act of 1934 or Section 162(m) of the federal tax code.

The Plan became effective as of April 18, 1996, and will terminate on April 17, 2006, unless terminated earlier by the Board or extended by the Board with approval of the stockholders. The amendment to the Plan, if approved by stockholders, will extend the termination of the Plan to April 20, 2014. No award may be made under the Plan after its termination, but earlier awards may extend beyond the date of termination.

Adjustment Provisions. If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for awards, the shares subject to any existing award and the option prices or exercise prices of existing awards will be automatically adjusted. If there is any change in the number of outstanding shares of Common Stock through any change in the capital account of Legg Mason, or through any other transaction referred to in Section 424(a) of the federal tax code, the Committee will make appropriate adjustments in the maximum number of shares of Common Stock which may be issued under the Plan and any adjustments and/or modifications to outstanding awards as it deems appropriate. In the event of any other change in the capital structure or in the Common Stock of Legg Mason, the Committee is authorized to make appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding awards.

Federal Income Tax Consequences. There are no federal income tax consequences to participants or to Legg Mason upon the grant of a NQSO under the Plan. Upon the exercise of NQSOs, a participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the exercise price of the

NQSO, and Legg Mason will generally be entitled to a corresponding federal income tax deduction. Upon the sale of shares of Common Stock acquired by exercise of a NQSO, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares of Common Stock were held) in an amount equal to the difference between the amount realized upon the sale and the participant’s adjusted tax basis in the shares of Common Stock (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the NQSO).

A participant who is granted an ISO will not recognize taxable income for purposes of regular income tax, upon either the grant or exercise of the ISO. A participant who disposes of the shares of Common Stock acquired upon exercise of an ISO after two years from the date the ISO was granted and after one year from the date the shares were transferred to him will recognize long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the option price (or the participant’s other tax basis in the shares), and Legg Mason will not be entitled to any tax deduction by reason of the grant or exercise of the ISO. As a general rule, if a participant disposes of the shares of Common Stock acquired upon exercise of an ISO before satisfying both holding period requirements (a “disqualifying disposition”), his or her gain recognized on the disposition will be taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise and the option price, and Legg Mason will be entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income on such a disqualifying disposition will be a long-term or short-term capital gain, depending upon the length of time the participant held his or her shares of Common Stock prior to the disposition.

Local and state tax authorities may also tax incentive compensation awarded under the Plan.

Tax Withholding. Legg Mason may require a participant to pay Legg Mason the amount of any taxes which Legg Mason is required to withhold in connection with any award or to take whatever action Legg Mason deems necessary to satisfy any federal, state and local income and employment withholding tax obligations arising under the Plan. Legg Mason’s obligation to issue shares of Common Stock upon the exercise of a stock option or any other award is conditioned upon the Committee being satisfied that the grantee has complied with any tax withholding requirements. Legg Mason may deduct from any cash payment under the Plan an amount sufficient to cover the participant’s federal, state and local withholding tax obligations associated with the payment.

PROPOSED AMENDMENT OF NON-EMPLOYEE

DIRECTOR STOCK OPTION PLAN

In 1988, the Board of Directors and the stockholders of Legg Mason adopted the Legg Mason, Inc. 1988 Stock Option Plan For Non-Employee Directors (the “Director Plan”), covering an aggregate of 66,667 shares of Common Stock. In 1993, the Director Plan was amended to increase the number of shares of Common Stock that may be acquired under option grants thereunder from 1,000 shares to 2,000 shares and to increase the number of shares covered by the Director Plan by 166,666 shares. In 1998, the Director Plan was further amended to increase the number of shares of Common Stock that may be acquired under option grants thereunder from 2,000 shares to 3,000 shares (which number was subsequently adjusted to 6,000 to reflect a stock split), to increase the number of shares covered by the Director Plan from 233,333 shares to 550,000 shares (which number was subsequently adjusted to 1,100,000 to reflect a stock split), to extend the term of the Director Plan until July 31, 2008 and to change the name of the Director Plan to the “Legg Mason, Inc. Stock Option Plan For Non-Employee Directors.” Under the terms of the Director Plan, each non-employee director (defined as persons who are not employees of Legg Mason at the time of election and who were not employees of Legg Mason or a subsidiary for a period of at least 2 years prior to election) is granted, on the date he or she is first elected as a director, an option to purchase 6,000 shares of Common Stock. Thereafter, each non-employee director is granted an option to purchase an additional 6,000 shares on the date of each Annual Meeting of Stockholders. All options have an exercise price equal to the fair market value of the Common Stock on the date of grant.

Options granted under the Director Plan are non-statutory stock options which do not qualify for tax treatment under Section 422A of the federal tax code. The options become exercisable immediately upon the date of grant, as long as the recipient continues to serve as a director of Legg Mason. Options expire 10 years from the date of grant. All options are non-transferable other than by will or the laws of descent and distribution.

The number of shares presently available for additional option grants under the Director Plan is approximately 451,412 shares. The Board of Directors believes that grants of stock options to non-employee directors at 100% of fair market value continue to be a desirable and useful means of linking the non-employee directors’ interests with the interests of Legg Mason’s stockholders and are an important part of Legg Mason’s compensation of its non-employee directors. However, an analysis of the board compensation of other companies and a review of the earnings impact of awards under the Director Plan led the Board of Directors to conclude that it is appropriate to reduce the number of shares of Common Stock that may be purchased under each option grant under the Director Plan, to reduce the term of options granted under the Director Plan and to clarify in the Director Plan the effects of stock splits and other similar transactions on subsequent option grants. Accordingly, in April 2004, the Compensation Committee recommended, and the Board of Directors approved, subject to stockholder approval at this Annual Meeting, an amendment to the Director Plan to (i) decrease the number of shares of Common Stock that may be acquired under each option grant from 6,000 to 3,000; (ii) reduce the term of options granted under the Director Plan from 10 years to 8 years; and (iii) to clarify that, upon any stock split or other similar transaction, the number of shares of Common Stock that may be acquired under each subsequent option grant pursuant to the Director Plan will be adjusted to reflect the stock split or other transaction. This amendment, if approved by stockholders, will apply to all options granted on or after the date of this Annual Meeting. If the amendment is approved by stockholders, options covering 33,000 shares of Common Stock will be granted to non-employee directors on the date of the Annual Meeting, and, if the amendment is not approved by stockholders, options covering 66,000 shares of Common Stock will be granted to non-employee directors on the date of the Annual Meeting.

The table below shows the number of shares of Common Stock underlying options to be granted on July 20, 2004 to all of Legg Mason’s non-employee directors as a group, assuming that stockholders approve the amendment. The closing price of Legg Mason Common Stock on the New York Stock Exchange on June 10, 2004 was $90.88 per share. The table assumes that 11 non-employee directors will each receive an option grant to purchase 3,000 shares of Common Stock.

PLAN BENEFITS

Legg Mason, Inc. Stock Option Plan

For Non-Employee Directors

Group	Number of Shares Underlying Stock Options

Non-employee director group	33,000

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP to be the independent registered public accounting firm of Legg Mason for the fiscal year ending March 31, 2005. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of Legg Mason’s consolidated financial statements for the fiscal years ended March 31, 2004 and March 31, 2003 and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods. Fiscal 2003 items have been reclassified to conform to the fiscal 2004 presentation.

	2004	2003
Audit(1)	$2,070,000	$1,676,000
Audit-Related(2)	1,326,000	177,000
Tax(3)	66,000	532,000
All Other(4)	52,000	86,000

Total	$3,514,000	$2,471,000

(1)	Audit Fees consisted of fees for the audit and quarterly reviews of Legg Mason’s financial statements, services provided for statutory audits of certain subsidiaries and services provided in connection with other statutory or regulatory filings or engagements including consents related to SEC filings.
(2)	Audit-Related Fees consisted of fees for assurance and related services that are reasonably related to the performance of the audit or review of Legg Mason’s financial statements. These services include advice and consultation regarding the application of generally accepted accounting principles related to new or proposed accounting principles or interpretations and advice and consultation regarding the implementation of Section 404 of the Sarbanes-Oxley Act of 2002. These services also include financial and accounting due diligence related to acquisitions.

(3)	Tax Fees consisted of fees for the preparation and/or review of federal, state, local and international tax returns. In addition, tax services in the fiscal year ended March 31, 2003 included services related to state and local tax audits, transfer pricing studies and various consulting projects.
(4)	All Other Fees in the fiscal year ended March 31, 2003 included new products and benefit plan consulting services.

Pre-approval of Independent Registered Public Accounting Firm Services

The Audit Committee approves all audit and permitted non-audit services to be performed for Legg Mason or its subsidiaries by PricewaterhouseCoopers LLP. The Chair of the Audit Committee may pre-approve permissible proposed non-audit services that arise between Committee meetings, provided that the decision to pre-approve the service is presented for ratification at the next scheduled Audit Committee meeting.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Legg Mason must receive in writing, at its principal executive offices located at 100 Light Street, Baltimore, Maryland 21202, Attn: Corporate Secretary, any stockholder proposal intended for inclusion in the proxy material for the 2005 Annual Meeting on or before February 18, 2005. The inclusion of any proposal will be subject to applicable rules of the SEC. The persons named as proxies for the 2005 Annual Meeting will generally have discretionary authority to vote on any matter presented by a stockholder for action at the meeting. In the event Legg Mason receives notice of any stockholder proposal by May 4, 2005, then, if Legg Mason includes in its proxy statement advice on the nature of the matter and how the named proxies intend to vote the shares for which they have received discretionary authority, those proxies may exercise discretionary authority with respect to such matter, except to the extent limited by the SEC’s rules governing stockholder proposals.

COMPLIANCE WITH SECTION 16(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, Legg Mason’s executive officers and directors are required to file with the SEC and the New York Stock Exchange reports of their ownership of Common Stock. Based solely on a review of copies of such reports furnished to Legg Mason, or written representations that no reports were required, Legg Mason believes that during the fiscal year ended March 31, 2004 its executive officers and directors complied with the Section 16(a) requirements except that (1) Mr. Adams reported the July 6, 1999 disposition of 408 shares of Common Stock to pay the exercise price of a stock option on an amended Form 4 report filed June 4, 2003; (2) Mr. Bilson reported the April 7, 2003 acquisition of 1.71 phantom stock units acquired under the Legg Mason Wood Walker, Incorporated Deferred Compensation/Phantom Stock Plan (“Phantom Plan”) on a Form 4 report filed June 12, 2003; (3) the following persons reported the acquisitions of phantom stock units acquired under the Phantom Plan, all of which occurred on April 11, 2003, on Form 4 reports filed April 16, 2003: Mr. Brinkley-105.56 units; Mr. Himelfarb-110.79 units; Mr. Mulroy-74.20 units; Mr. Sabelhaus-66.82 units; and Mr. Sullivan-19.37 units; (4) Mr. Ford reported the April 11, 2003 acquisition of 59.34 phantom stock units acquired under the Phantom Plan, 28.98 phantom stock units acquired under the Legg Mason Wood Walker, Incorporated Private Client Group Deferred Compensation Plan and 3.72 phantom stock units acquired under the Legg Mason Wood Walker, Incorporated Financial Advisor Retention Plan on a Form 4 report filed April 16, 2003, the April 22, 2003 receipt of 1,400 stock options on a Form 4 report filed May 20, 2004 and the December 24, 2003 gift of 400 shares of Common Stock on a Form 5 report filed June 14, 2004; (5) Mr. Mulroy reported the June 2, 2003 exercise of 11,890 stock options on a Form 4 report filed June 2, 2004; (6) Mr. Taber reported the January 28, 2004 sale of 5,263 shares of Common Stock on a Form 4 report filed March 29, 2004; and (7) Mr. Chowdhury reported the February 12, 2004 sale of 3,000 shares of Common Stock on a Form 4 report filed February 20, 2004.

OTHER MATTERS

The Board of Directors of Legg Mason is not aware of any other matters to come before the meeting. If any other matters should come before the meeting, the persons named in the enclosed proxy will act thereon according to their best judgment.

By order of the Board of Directors

ROBERT F. PRICE

Secretary

Exhibit A

LEGG MASON, INC.

BOARD OF DIRECTORS

AUDIT COMMITTEE CHARTER

I. PURPOSE

The Audit Committee (the “Committee”) shall assist the Board of Directors (the “Board”) of Legg Mason, Inc. (the “Company”) in fulfilling its oversight responsibilities to stockholders, the investment community and others for (1) monitoring the quality and integrity of the financial statements of the Company; (2) monitoring the Company’s compliance with legal and regulatory requirements; (3) assessing the independence, qualification and performance of the Company’s independent auditors; (4) preparing the report required by the Securities and Exchange Commission’s (“SEC”) proxy rules; and (5) assessing the performance of the Company’s director of internal audit.

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company’s financial statements and the Company’s independent auditors are responsible for auditing the annual financial statements and for reviewing the unaudited interim financial statements.

II. MEMBERSHIP

The Chairman and the members of the Committee shall be nominated by the Nominating & Corporate Governance Committee and appointed by the Board.

The Committee shall consist of at least three directors, and shall be composed solely of directors independent of management and the Company. The members of the Committee shall meet the independence and experience requirements of the New York Stock Exchange (“NYSE”), the Securities Exchange Act of 1934, the rules and regulations of the SEC, and any additional independence standards that may be adopted by the Board. All Committee members shall be financially literate, and, whenever possible, at least one member shall be an “audit committee financial expert,” as defined by rules and regulations of the SEC and the NYSE.

III. DUTIES & RESPONSIBILITIES

In carrying out its responsibilities, the Committee believes its policies and procedures should be reviewed periodically, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to ensure an appropriate environment for quality financial reporting, sound business risk practices and ethical behavior. The following shall be the principal duties and responsibilities of the Committee.

In carrying out its responsibilities, the Committee shall:

•

Engage the independent auditors of the Company to conduct the examination of the books and records of the Company and its affiliates, and terminate any such engagement if circumstances warrant. The independent auditors are ultimately accountable to, and shall report directly to,

1

the Committee. The Committee shall have the sole authority to approve all of the independent auditors’ audit and non-audit engagement fees and terms.

•	Provide oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting.

•	Pre-approve all audit services and permissible non-audit services provided by the independent auditors. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

•	Meet with the Company’s independent auditors and management to review the scope of the proposed annual audit (and related quarterly reviews) and the audit procedures to be followed, including any subsequent material changes.

•	Discuss with the Company’s independent auditors and management information relating to the auditors’ judgments about the quality, not just the acceptability, of the Company’s accounting principles and matters identified by the auditors during interim reviews. Also, the Committee shall discuss the results of the annual audit and any other matters that may be required to be communicated to the Committee by the Company’s independent auditors under generally accepted auditing standards.

•	At least annually, receive from and discuss with the independent auditors and management, separately or together as determined by the Committee, a report on (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (3) other material written communications between the independent auditors and management of the Company, such as any management letter or schedule of unadjusted audit differences.

•	Obtain assurance from the Company’s independent auditors that they have complied with their obligation to identify and report fraud in connection with their audit of the financial statements of the Company.

•	Discuss the Company’s annual audited financial statements and unaudited quarterly financial statements with management and the independent auditors, including management’s discussion and analysis of financial condition and results of operations. Discuss other matters with the Company’s independent auditors as required by the SEC and, if appropriate, recommend that the audited financial statements be included in the Company’s Form 10-K.

•	Approve the content of the report of the Committee required by the SEC to be included in the Company’s annual proxy statement.

•	Provide sufficient opportunity at its meetings to meet separately in executive session with the Company’s independent auditors, members of management and representatives of internal audit. Among the items to be discussed with the Company’s independent auditors are (1) the independent auditors’ evaluation of the Company’s financial and accounting personnel; (2) the cooperation that the independent auditors received during the course of its audit; (3) any management letter provided by the independent auditors and management’s response; and (4) any other matters the Committee may determine from time to time.

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•	At least annually, obtain and review a report by the independent auditors describing: (1) the independent auditors’ internal quality-control procedures; and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting any independent audits carried out by the firm and any steps taken to deal with any such items.

•	At least annually, receive reports from the Company’s independent auditors regarding the auditors’ independence from management and the Company (including the identification of all relationships between the independent auditors and the Company), discuss such reports with the independent auditors, consider whether the provision of non-audit services by the independent auditors is compatible with the auditors’ independence, and, if determined by the Committee, recommend that the Board take action to satisfy itself of the independence of the auditors.

•	Evaluate the performance of the independent auditors and lead audit partner, and report its conclusions to the Board.

•	Set hiring policies that conform to applicable SEC or other external guidelines for employment by the Company of employees and former employees of the independent auditors.

•	Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and their impact on the Company and its financial reporting. This includes any actual or proposed changes in accounting or financial reporting practices.

•	Discuss with the Company’s independent auditors, the director of internal audit and management the adequacy and effectiveness of the Company’s internal auditing, accounting and financial controls, and elicit any recommendations for improvement.

•	Review the internal audit function, including appointment or replacement of the director of internal audit, and approve the proposed audit scope for the year. The Committee shall also approve the long-range internal audit plan as well as review periodic progress reports.

•	Receive from the director of internal audit a summary of findings from completed audits (and management’s response) and a progress report on the proposed internal audit plan with explanations for any deviations from the original plan.

•	Discuss with management an outline of press releases regarding results of operations, as well as general policies on earnings guidance to be provided to analysts, rating agencies, and the general public. Review any relevant items with management and the independent auditors prior to release of any such press releases or earnings guidance.

•	Meet, at least annually, with management to discuss, as appropriate, significant accounting accruals, estimates and reserves; litigation matters; management’s representations to the independent auditors; new or proposed regulatory accounting and reporting rules; any significant off-balance sheet transactions and special purpose entities; and any significant financial reporting issues or judgments disputed with the independent auditors.

•	Discuss with management policies with respect to risk assessment and risk management.

•	Review with the Company’s general counsel legal matters that may have a material impact on the financial statements and the Company’s compliance with laws and regulations.

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•	Establish procedures for (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	In consultation with the Corporate Governance Committee, conduct an annual evaluation of the performance and effectiveness of the Committee and report the results of that evaluation to the Board.

•	Review and reassess the adequacy of this charter annually and recommend any proposed changes of the charter to the Board for approval.

•	Perform such other functions as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions, or as may be delegated to it from time to time by the Board.

IV. ADMINISTRATION

(A) Meetings

The Committee shall normally meet quarterly in conjunction with the regularly scheduled meetings of the Board. The Committee shall also meet to review and discuss the Company’s annual financial statements before they are filed in a Form 10-K. The Chairman of the Committee will preside at all meetings at which the Chairman is present and will establish agendas for Committee meetings. The Chairman of the Committee may call special meetings of the Committee as circumstances warrant by providing written or telephonic notice to the other members of the Committee at least three (3) days prior to the date of the proposed special meeting. Members of the Committee may attend meetings telephonically when they are unable to attend the meetings in person. In lieu of a meeting, the Committee may act by unanimous written consent of all Committee members.

The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee shall maintain minutes of its meetings and report on its activities to the Board at each regular meeting of the Board.

(B) Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the Committee members present at a meeting at which a quorum is present shall constitute the action of the Committee.

(C) Retention of Experts

The Committee shall have the authority to retain consultants, legal counsel and other advisers to assist the Committee in fulfilling its duties and responsibilities. The Committee will obtain advice and assistance from outside legal, accounting or other advisors as it deems necessary, and, shall have the authority and responsibility to negotiate and approve the fees and other engagement terms of such experts and to direct the payment of fees by the Company to such experts.

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(D) Tenure

The Chairman and members of the Committee shall be appointed by and serve at the pleasure of the Board and may be removed at any time by majority vote of the Board members present at a meeting at which a quorum is present.

(E) Communications with the Committee

The Committee shall make clear to the independent and internal auditors as well as the Company’s management that if, at any time, matters come to their attention which they believe should be communicated to the Committee, such matters should be communicated immediately to the Chairman of the Committee. When any Committee member learns of information that he or she believes should be communicated to the Board, he or she shall promptly notify the Chairman of the Committee.

Adopted by the Board on 1/20/04

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LEGG MASON, INC.

Proxy for Annual Meeting of Stockholders, July 20, 2004

The undersigned hereby appoints Raymond A. Mason, Robert F. Price and Peter L. Bain, and each of them, as proxy, with full power of substitution, to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Legg Mason, Inc., on July 20, 2004, at 10:00 a.m., and at any adjournment thereof.

The Board of Directors recommends a vote FOR each of the items below.

1.	FOR ☐ WITHHOLD ☐ The election of all Nominees for the Board of Directors listed (except as marked to the contrary):

Nominees for the term expiring at the 2007 annual meeting

Harold L. Adams James W. Brinkley Raymond A. Mason Margaret Milner Richardson Kurt L. Schmoke

(To withhold authority to vote for any individual nominee strike a line through the nominee’s name)

2.	FOR ☐ AGAINST ☐ ABSTAIN ☐ Amendment of the Legg Mason, Inc. 1996 Equity Incentive Plan.

3.	FOR ☐ AGAINST ☐ ABSTAIN ☐ Amendment of the Legg Mason, Inc. Stock Option Plan for Non-Employee Directors.

4.	To act upon any other matter which may properly come before the meeting or any adjournment thereof.

This proxy will be voted on each of the foregoing items as specified by the person signing it, but if no specification is made the proxy will be voted FOR the election of Directors and FOR the other proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

Receipt of notice of the meeting, proxy statement and 2004 annual report is hereby acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any adjournment or adjournments thereof.

Dated _______________________________________ 2003	___________________________________________
(SEAL)

___________________________________________
(SEAL)

Please date and then sign exactly as name appears to the left. If signing for a trust, estate, corporation or other legal entity, capacity or title should be stated. If shares are jointly owned, both owners should sign.

PLEASE DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

APPENDIX A

LEGG MASON, INC.

1996 EQUITY INCENTIVE PLAN

(As Amended July 27, 1999 and

As Proposed to be Amended July 20, 2004)

1.    Purpose

The purpose of the Plan is to provide motivation to Key Employees of the Company and its Subsidiaries to put forth maximum efforts toward the continued growth, profitability, and success of the Company and its Subsidiaries by providing incentives to such Key Employees through the ownership and performance of the Common Stock or Common Stock derivatives of the Company. Toward this objective, the Committee may grant stock options, stock appreciation rights, Stock Awards, performance units, performance shares, and/or other incentive awards to Key Employees of the Company and its Subsidiaries on the terms and subject to the conditions set forth in the Plan.

2.    Definitions

2.1    “Award” means any form of stock option, stock appreciation right, Stock Award, performance unit, performance shares or other incentive award granted under the Plan, whether individually, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

2.2    “Award Notice” means a written notice from the Company to a Participant that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee’s exercise of its administrative powers.

2.3    “Board” means the Board of Directors of the Company.

2.4    “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.5    “Committee” means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan under paragraph 3 hereof. So long as required by law, the Committee shall consist of not less than two members, each of whom shall be a “disinterested person” within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code and related Treasury regulations. The Committee shall from time to time designate the Key Employees who shall be eligible for Awards pursuant to this Plan.

2.6    “Common Stock” means common stock, par value $.10 per share, of the Company.

2.7    “Company” means Legg Mason, Inc.

2.8    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.9    “Key Employee” means officers of the Company or a Subsidiary and any other employee of the Company or a Subsidiary so designated by the Committee.

2.10    “Participant” means any individual to whom an Award has been granted by the Committee under this Plan.

2.11    “Plan” means the Legg Mason, Inc. 1996 Equity Incentive Plan.

2.12    “Stock Award” means an award granted pursuant to paragraph 10 hereof in the form of shares of Common Stock, Common Stock derivatives, restricted shares of Common Stock, and/or Units of Common Stock.

2.13    “Subsidiary” means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of 50 percent or more.

2.14    “Unit” means a bookkeeping entry used by the Company to record and account for the grant of the following Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: Units of Common Stock, performance units, and performance shares which are expressed in terms of Units of Common Stock.

3.    Administration

The Plan shall be administered by the Committee. The Committee shall have the authority to (a) interpret the Plan and make factual determinations; (b) establish or amend such rules and regulations as it deems necessary for the proper operation and administration of the Plan; (c) select Key Employees to receive Awards under the Plan; (d) determine the form of an Award, whether a stock option, stock appreciation right, Stock Award, performance unit, performance share, or other incentive award established by the Committee in accordance with clause (h) below, the number of shares or Units subject to the Award, all the terms, conditions, restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Notice, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Committee; (e) determine whether Awards will be granted individually, in combination or in tandem; (f) grant waivers of Plan terms, conditions, restrictions, and limitations; (g) accelerate the vesting, exercise, or payment of an Award or the performance period of an Award when such action or actions would be in the best interest of the Company; (h) establish such other types of Awards, besides those specifically enumerated in paragraph 2.1 hereof, which the Committee determines are consistent with the Plan’s purpose; and (i) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan. All determinations of the Committee shall be made by a majority of its members, and its determinations shall be final, binding and conclusive. All actions required of the Committee under the Plan shall be made in the Committee’s sole discretion, not in a fiduciary capacity and need not be uniformly applied to other persons, including similarly situated persons. The Committee, in its

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discretion, may delegate its authority and duties under the Plan to the Chief Executive Officer and/or to other senior officers of the Company under such conditions and/or subject to such limitations as the Committee may establish; provided, however, that only the Committee may select and grant Awards to Participants who are subject to Section 16 of the Exchange Act or to whom Section 162(m) of the Code applies.

4.    Eligibility

Any Key Employee is eligible to become a Participant of the Plan.

5.    Shares Available

The maximum number of shares of Common Stock, $0.10 par value per share, of the Company which shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall not exceed 16,000,000 (such amount shall be subject to adjustment as provided in paragraph 20 for events occurring after July 20, 2004). Notwithstanding anything in the Plan to the contrary, the maximum aggregate number of shares of Common Stock that shall be granted under the Plan to any one individual during any calendar year shall be 250,000. (Such amount shall be subject to adjustment as provided in paragraph 20.) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares, are settled in cash in lieu of Common Stock, or are exchanged in the Committee’s discretion for Awards not involving Common Stock, shall be available again for grant under the Plan. Further, any shares of Common Stock which are used by a Participant for the full or partial payment to the Company of the purchase price of shares of Common Stock upon exercise of a stock option, or for any withholding taxes due as a result of such exercise, shall again be available for Awards under the Plan. Similarly, shares of Common Stock with respect to which a stock appreciation right (“SAR”) has been exercised and paid in cash shall again be available for grant under the Plan. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

6.    Term

The Plan shall become effective as of April 18, 1996, subject to its approval by the Company’s shareholders at the 1996 Annual Meeting. No Awards shall be exercisable or payable before approval of the Plan has been obtained from the Company’s shareholders. Awards shall not be granted pursuant to the Plan after April 20, 2014.

7.    Participation

The Committee shall select, from time to time, Participants from those Key Employees who, in the opinion of the Committee, can further the Plan’s purposes. Once a Participant is so selected, the Committee shall determine the type or types of Awards to be made to the Participant and shall establish in the related Award Notices the terms, conditions, restrictions and/or limitations, if any, applicable to the Awards in addition to those set forth in this Plan and the administrative rules and regulations issued by the Committee.

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8.    Stock Options

(a)    Grants. Awards may be granted in the form of stock options to purchase Common Stock or Common Stock derivatives. These stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both.

(b)    Terms and Conditions of Options. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which Common Stock may be purchased upon exercise of a stock option shall be established by the Committee, but such price shall not be less than 50 percent of the fair market value of the Common Stock, as determined by the Committee, on the date of the stock option’s grant.

(c)    Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with Section 422 of the Code. Accordingly, to the extent that the aggregate fair market value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or any of its Subsidiaries) exceeds $100,000 (or such other limit as may be required by the Code), then such option as to the excess shall be treated as a nonqualified stock option. Further, the per share option price of an incentive stock option shall not be less than 100 percent of the fair market value of the Common Stock, as determined by the Committee, on the date of the grant. An incentive stock option shall not be granted to any Participant who is not an employee of the Company or any “subsidiary” (within the meaning of section 424(f) of the Code). An incentive stock option shall not be granted to any employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any “parent” or “subsidiary” of the Company (within the meaning of section 424(f) of the Code), unless the purchase price per share is not less than 110% of the fair market value of Common Stock on the date of grant and the option exercise period is not more than five years from the date of grant. Otherwise, each option shall expire not later than ten years from its date of grant.

(d)    Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any stock option Award, provided they are not inconsistent with the Plan.

(e)    Exercise. Upon exercise, the option price of a stock option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) in shares of Common Stock or shares of restricted Common Stock as to which restrictions have lapsed; (iii) a combination of the foregoing; or (iv) such other consideration as the Committee may deem appropriate. Subject to the discretion of the Committee, any option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a fully- and duly-endorsed agreement evidencing

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such option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise or, in the case of an incentive stock option, the disposition of such shares and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 and any successor rules and regulations applicable to such exercise. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option.

(f)    Rule 16b-3 Restrictions. A Participant who is a director or officer subject to Section 16 of the Exchange Act shall be required to exercise stock options in accordance with the requirements of Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

9.    Stock Appreciation Rights

(a)    Grants. Awards may be granted in the form of stock appreciation rights (“SARs”). An SAR may be granted in tandem with all or a portion of a related stock option under the Plan (“Tandem SARs”), or may be granted separately (“Freestanding SARs”). A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. SARs shall entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the exercise price to the market value on the date of exercise. In the case of SARs granted in tandem with stock options granted prior to the grant of such SARs, the appreciation in value is from the option price of such related stock option to the market value on the date of exercise. No SAR may be exercised for cash by an officer or director of the Company who is subject to Section 16 of the Exchange Act, except in accordance with Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

(b)    Terms and Conditions of Tandem SARS. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable, and the “exercise price” of such an SAR (the base from which the value of the SAR is measured at its exercise) shall be the option price under the related stock option. However, at no time shall a Tandem SAR be issued if the option price of its related stock option is less than 50 percent of the fair market value of the Common Stock, as determined by the Committee, on the date of the Tandem SAR’s grant. If a related stock option is exercised as to some or all of the shares covered by the Award, the related Tandem SAR, if any, shall be cancelled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by the Award, the related stock option shall be cancelled automatically to the extent of the number of shares covered by such exercise, and such shares shall again be eligible for grant in accordance with paragraph 5 hereof, except to the extent any shares of Common Stock are issued to settle the SAR.

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(c)    Terms and Conditions of Freestanding SARS. Freestanding SARs shall be exercisable in whole or in such installments and at such times as may be determined by the Committee and designated in the Award Notice. The exercise price of a Freestanding SAR shall also be determined by the Committee; provided, however, that such price shall not be less than 50 percent of the fair market value of the Common Stock, as determined by the Committee, on the date of the Freestanding SAR’s grant.

(d)    Deemed Exercise. The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms remains exercisable and, if exercised, would result in a payment to the holder of such SAR.

(e)    Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any SAR Award, provided they are not inconsistent with the Plan.

10.    Stock Awards

(a)    Grants. Awards may be granted in the form of Stock Awards. Stock Awards may consist of grants of Common Stock or Common Stock derivatives, and may be granted either for consideration or for no consideration, as determined in the sole discretion of the Committee. Stock Awards shall be awarded in such numbers and at such time during the term of the Plan as the Committee shall determine.

(b)    Terms and Conditions of Awards. Stock Awards shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate including, but not by way of limitation, restrictions on transferability and continued employment. The Committee may modify or accelerate the delivery of a Stock Award under such circumstances as it deems appropriate, unless the Stock Award is subject to the provisions of paragraph 13.

(c)    Rights as Shareholders. During the period in which any restricted shares of Common Stock are subject to the restrictions imposed under paragraph 10(b), the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded all or any of the rights of a shareholder with respect to such shares, including, but not by way of limitation, the right to vote such shares and to receive dividends.

(d)    Evidence of Award. Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

11.    Performance Units

(a)    Grants. Awards may be granted in the form of performance units. Performance units, as that term is used in this Plan, shall refer to Units valued by reference to designated criteria established by the Committee, other than Common Stock.

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(b)    Performance Criteria. Performance units shall be contingent on the attainment during a performance period of certain performance objectives. The length of the performance period, the performance objectives to be achieved during the performance period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Subject to the requirements of paragraph 13, if applicable, performance objectives may be revised by the Committee, at such times as it deems appropriate during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

(c)    Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of performance units, provided they are not inconsistent with the Plan.

12.    Performance Shares

(a)    Grants. Awards may be granted in the form of performance shares. Performance shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units which are expressed in terms of Common Stock.

(b)    Performance Criteria. Performance shares shall be contingent upon the attainment during a performance period of certain performance objectives. The length of the performance period, the performance objectives to be achieved during the performance period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Subject to the requirements of paragraph 13, if applicable, performance objectives may be revised by the Committee, at such times as it deems appropriate during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

(c)    Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any Award of performance shares, provided they are not inconsistent with the Plan.

13.    Provisions Applicable to Section 162(m) Participants

(a)    Designation of Participants and Goals. Within 90 days after the start of each fiscal year (or by such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing: (i) designate the Participants for whom the grant of Stock Awards, performance units, or performance shares (and the entitlement to dividends or dividend equivalents with respect to such Awards, if any), or the forgiveness of any loan pursuant to paragraph 14, shall be subject to this paragraph 13; (ii) select the performance goal or goals applicable to the fiscal year or years included within any performance period; (iii) establish the

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number or amount of Stock Awards, performance units and performance shares which may be earned or the amount of any loan which may be forgiven, for such year or such years within a performance period by each such Participant; (iv) specify the relationship between performance goals and the amount or number of Stock Awards, performance units or performance shares to be earned by each such Participant, or the amount of the forgiveness of any loan made under paragraph 14, for such year or period and (v) the method for computing the amount or number of Stock Awards, performance units or performance shares payable, or the amount of any loan which may be forgiven, if the performance goals are attained.

The Committee may specify that the amount or number of Stock Awards, performance units and performance shares (and the entitlement to dividends or dividend equivalents with respect to such Awards, if any) will be earned, or that the amount of any loan will be forgiven, if the applicable target is achieved for one goal or for any one of a number of goals for a fiscal year or years within a performance period. The Committee may also provide that the amount or number of Stock Awards, performance units and performance shares to be earned, or the amount of any loan forgiven, for a given fiscal year or years within a performance period will vary based upon different levels of achievement of the applicable performance targets.

(b)    Performance Criteria. For purposes of this paragraph 13, performance goals shall be limited to one or more of the following: (i) future economic value per share of Common Stock, (ii) earnings per shares, (iii) return on average common equity, (iv) pre-tax income, (v) pre-tax operating income, (vi) net revenue, (vii) net income, (viii) profits before taxes, (ix) book value per share, (x) stock price and (xi) earnings available to common stockholders.

(c)    Annual Payment. Following the completion of each fiscal year or completion of a performance period, the Committee shall certify in writing whether the applicable performance goals have been achieved for such year or performance period and the amount or number of Stock Awards, performance shares or performance units, if any, payable to a Participant or the amount of any loan forgiven with respect to a Participant for such fiscal year or performance period. The amounts due to a Participant to whom this paragraph 13 applies will be paid following the end of the applicable fiscal year or performance period after such certification by the Committee. In determining the amount due to a Participant, or the amount of any loan forgiven on with respect to a Participant, to whom this paragraph applies for a given fiscal year or performance period, the Committee shall have the right to reduce (but not to increase) the amount payable or forgiven at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the year.

(d)    Restrictions. Anything in this paragraph 13 to the contrary notwithstanding, the maximum annual amount that may be paid to a Participant or the maximum amount of any loan that may be forgiven under the Plan for (i) the fiscal year in which the Plan is approved by the Stockholders of the Company shall equal no more than $2,000,000 and (ii) each subsequent fiscal year shall equal 110% of such maximum amount for the preceding fiscal year; provided that the maximum annual amount determined under this paragraph 13 shall be determined without regard to the value of any stock options granted to a Participant under the Plan.

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(e)    Adjustment for Non-Recurring Items, Etc. Notwithstanding anything herein to the contrary, if the Company’s financial performance is affected by any event that is of a non-recurring nature, the Committee in its sole discretion may make such adjustments in the financial criteria as it shall determine to be equitable and appropriate in order to make the calculations of Awards, as nearly as may be practicable, equivalent to the calculation that would have been made without regard to such event. In the event of a significant change of the business or assets of the Company under circumstances involving an acquisition or a merger, consolidation or similar transaction, the Committee shall, in good faith, recommend to the Board for approval such revisions to the financial criteria and the other terms and conditions used in calculating Awards for the then current Plan Year as it reasonably deems appropriate in light of any such change.

(f)    Repeal of Section 162(m). Without further action by the Board, the provisions of this paragraph 13 shall cease to apply on the effective date of the repeal of Section 162(m) of the Code (and any successor provision thereto).

14.    Loans

The Committee may authorize the making of loans or cash payments to Participants in connection with any Award under the Plan, the exercise of a stock option or the payment of consideration in connection with a Stock Award, which loan may be secured by any security, including Common Stock or Common Stock derivatives, underlying or related to such Award or payment (provided that such loan shall not exceed the fair market value of the security subject to such Award or so purchased), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loans or at any time thereafter, including the attainment of a performance goal or goals pursuant to paragraph 13.

15.    Payment of Awards

At the discretion of the Committee, payment of Awards may be made in cash, Common Stock, Common Stock derivatives, a combination of any of the foregoing, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Common Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum or installments, as determined by the Committee.

16.    Dividends and Dividend Equivalents

If an Award is granted in the form of a Stock Award, stock option, or performance share, or in the form of any other stock-based grant, the Committee may choose, at the time of the grant of the Award or any time thereafter up to the time of the Award’s payment, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such

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terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with performance shares, be credited as additional performance shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award.

17.    Deferral of Awards

At the discretion of the Committee, payment of a Stock Award, performance share, performance unit, dividend, dividend equivalent, or any portion thereof may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant at least six months (and in the calendar year) prior to such time payment would otherwise be made, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code and its regulations. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. The Committee may also credit interest, at such rates to be determined by the Committee, on cash payments that are deferred and credit dividends or dividend equivalents on deferred payments denominated in the form of Common Stock.

18.    Termination of Employment

If a Participant’s employment with the Company or a Subsidiary terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned, but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on the foregoing shall be cancelled or forfeited, as the case may be, unless the Participant’s Award Notice provides otherwise. The Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his death, disability, retirement, or termination for an approved reason. Notwithstanding the foregoing, and to the extent that an incentive stock option is not treated as a nonqualified stock option by the Committee or under the terms of the Plan, an incentive stock option may not be exercisable more than 90 days after the date the Participant terminates employment for any reason; provided, however, that if the Participant terminates employment because of a disability, the incentive stock option may not be exercised more than one year after the date of such termination.

19.    Nonassignability

Unless the Committee determines otherwise, no stock options, SARs, performance shares or other derivative securities (as defined in the rules and regulations promulgated under

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Section 16 of the Exchange Act) awarded under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except for transfers by will or the laws of descent and distribution; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Award to a Participant’s family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members; provided, further, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Notice have lapsed. During the lifetime of the Participant, an Option, SAR, or similar-type other award shall be exercisable only by him or by the family member or trust to whom such Option, SAR, or other Award has been transferred in accordance with the previous sentence.

20.    Adjustment of Shares Available

If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for Awards, the shares subject to any Award and the option prices or exercise prices of Awards shall be automatically adjusted. If there is any change in the number of outstanding shares of Common Stock through any change in the capital account of the Company, or through any other transaction referred to in Section 424(a) of the Code, the Committee shall make appropriate adjustments in the maximum number of shares of Common Stock which may be issued under the Plan and any adjustments and/or modifications to outstanding Awards as it deems appropriate. In the event of any other change in the capital structure or in the Common Stock of the Company, the Committee shall also be authorized to make such appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding Awards as it deems appropriate.

21.    Withholding Taxes

The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company, shares of Common Stock, having a fair market value, as determined by the Committee, equal to the amount of such required withholding taxes; provided that if the Participant is a director or officer who is subject to Section 16 of the Exchange Act, the withholding of shares of Common Stock must be made in compliance with Rule 16b-3 under the Exchange Act.

22.    Noncompetition Provision

Unless the Award Notice specifies otherwise, a Participant shall forfeit all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest, if any, accrued on the foregoing if,

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(i) in the opinion of the Committee, the Participant, without the written consent of the Company, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee, or otherwise, in any business or activity competitive with the business conducted by the Company or any Subsidiary; or (ii) the Participant performs any act or engages in any activity which in the opinion of the Chief Executive Officer of the Company is inimical to the best interests of the Company. In addition, the Committee may, in its discretion, condition the grant, exercise, payment or deferral of any Award, dividend, or dividend equivalent made under the Plan on a Participant’s compliance with the terms of this paragraph 22 and any other terms specified by the Committee in the Award Notice, and cause such a Participant to forfeit any payment which is deferred or to grant to the Company the right to obtain equitable relief if the Participant fails to comply with the terms hereof.

23.    Amendments to Awards

Subject to the requirements of paragraph 13, the Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which, in the opinion of the Committee, is adverse to the Participant shall require the Participant’s consent.

24.    Compliance with Law

Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Stock Awards or any other Award resulting in the payment of Common Stock prior to (a) the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (c) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3, as the Rule may be amended or replaced, under the Exchange Act.

25.    No Right to Continued Employment or Grants

Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Company or any Subsidiary. The Company or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate any Key Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Key Employee or any other individual any right to be selected as a Participant or to be granted an Award.

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26.    Amendment

The Committee may suspend or terminate the Plan at any time. In addition, the Committee may, from time to time, amend the Plan in any manner, but may not without Board and shareholder approval adopt any amendment which would (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the number of shares of Common Stock which may be issued under the Plan (except as specified in paragraph 19), or (c) materially modify the requirements as to eligibility for participation in the Plan; and provided further that the Committee shall not amend the Plan without the approval of the Board or the shareholders if such approval is required by Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, in each case as such provisions may be amended from time to time.

27. Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Maryland except as superseded by applicable Federal Law.

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APPENDIX B

LEGG MASON, INC.

Stock Option Plan

For Non-Employee Directors

(As Amended June 1, 1998 and

As Proposed to be Amended July 20, 2004)

1.        Purpose.

This Stock Option Plan for Non-Employee Directors (the “Plan”) is intended to attract and retain the services of experienced and knowledgeable independent directors of Legg Mason, Inc. (the “Company”) for the benefit of the Company and its shareholders and to provide additional incentive for such directors to continue to work for the best interests of the Company and its shareholders.

2.         Stock Subject to the Plan.

There are reserved for issuance upon the exercise of options granted under the Plan 550,000 shares of Common Stock of the Company (the “Common Stock”). Such shares may be authorized and unissued shares of Common Stock or previously outstanding shares of Common Stock then held in the Company’s treasury. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the shares subject thereto as to which the option has not been exercised shall again be available for the purposes of issuance upon the exercise of options granted under the Plan.

3.        Administration.

The Plan shall be administered by the Board of Directors of the Company (the “Board”). Subject to the express provisions of the Plan, the Board shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the option grants or agreements (which shall comply with and be subject to the terms and conditions of the Plan) and to make all other determinations necessary or advisable for the administration of the Plan. The Board’s determinations of the matters referred to in this Paragraph 3 shall be conclusive.

4.        Eligibility.

Each director of the Company who is not otherwise an employee of the Company or a subsidiary and who has not previously been an employee of the Company or a subsidiary for a period of at least two years prior to the date of his first election as a director shall automatically be granted an option to purchase 3,000 shares of Common Stock (subject to adjustment under Section 7) on the

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date of the initial appointment or election of such director. Following the initial grant, each then current non-employee director shall automatically be granted on the date of each annual meeting of the shareholders of the corporation an option for 3,000 shares (subject to adjustment under Section 7).

Only non-qualified stock options (options which do not qualify as “incentive stock options” under Section 422A of the Internal Revenue Code of 1986, as amended) shall be granted under the Plan.

5.        Option Grants.

(a)        The purchase price of the Common Stock under each option granted under the Plan shall be the mean of the high and low sales prices of the Common Stock on the New York Stock Exchange on the date of grant of the option (or the next preceding date on which trading occurred if there was no trading on the date of grant). In the event that the Common Stock is no longer traded on the New York Stock Exchange at the date of any grant, then the Board shall establish the purchase price at the fair market value determined under Treasury Regulation Section 20.2031-2.

(b)        Options shall be fully exercisable immediately after the date of grant. The term of each option shall be eight years from the date of grant thereof, or such shorter period as is prescribed in Paragraphs 5(c) and 5(d). Except as provided in Paragraphs 5(c) and 5(d), no option may be exercised at any time unless the holder thereof is then a director of the Company.

Upon exercise, the option price is to be paid in cash or in shares of the Company’s issued and outstanding Common Stock or any combination of cash and such Stock. Upon exercise of an option, the Company shall have the right to retain without notice sufficient shares of stock to cover government withholding taxes or deductions, if any, as described in Paragraph 9. For purposes of the two preceding sentences, the market value of any shares retained shall be the mean of the high and low sales prices of the Common Stock on the New York Stock Exchange on the date preceding the exercise date (or the next preceding date on which trading occurred if there was no trading on such preceding date); if the Common Stock is no longer traded on the New York Stock Exchange, the fair market value on such date shall be determined under Treasury Regulation Section 20.2031-2.

An option shall be exercisable only by delivery of written notice to the Corporation. Such notice shall state the election to exercise the option and the number of shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the option. In the event an option shall be exercised pursuant to Paragraph 5(d) by any person or persons other than the director to whom the option was issued, such notice shall be accompanied by appropriate evidence of the right of such person or persons to exercise such option.

(c) In the event that the optionee shall cease to serve as a director, the optionee may exercise the option at any time prior to the earlier of (i) the expiration of the term of the option or (ii) the first anniversary of the date of termination of service as a director.

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Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue as a director of the Company or interfere in any way with the right of the Company to terminate the optionee’s service as a director at any time.

(d)        In the event of the death of a director to whom an option has been granted under the Plan, the option may be exercised by a legatee or legatees of the option holder under his last will or by his personal representatives or distributees at any time prior to the earlier of (i) the expiration of the term of the option or (ii) the second anniversary of the date of termination of service as a director.

6.        Transferability and Shareholder Rights of Holders of Options.

No option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution, and an option may be exercised, during the lifetime of the holder thereof, only by him. The holder of an option shall have none of the rights of a shareholder until the shares subject thereto shall have been registered in the name of the person or persons exercising such option on the transfer books of the Company upon such exercise.

7.        Adjustments Upon Changes in Capitalization.

Notwithstanding any other provision of the Plan, the number and class of shares subject to the options and the option prices of the options covered thereby shall be proportionately adjusted in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution to common shareholders other than cash dividends and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Plan, the number of shares as to which options may be granted and the number of shares that may be purchased under each subsequent option grant shall be appropriately adjusted by the Board. The Board determination of any adjustment shall be conclusive.

8.        Amendment and Termination.

Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no awards of options shall be made after, July 31, 2008; provided, however, that such termination shall have no effect on options granted prior thereto. The Plan may be terminated, modified or amended by the shareholders of the Company. The Board of Directors of the Company may also terminate the Plan or modify or amend the Plan in such respects as it shall deem advisable in order to conform to any change in any law or regulation applicable thereto, or in other respects which shall not change (i) the total number of shares as to which options may be granted, (ii) the class of persons eligible to receive options under the Plan, (iii) the manner of determining the option prices, (iv) the period during which options may be granted or exercised or (v) the provisions relating to the administration of the Plan by the directors of the Company.

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9.        Withholding.

Upon the transfer of the Common Stock as a result of the exercise of an option, the Company shall have the right to retain without notice sufficient shares of stock (taken at the mean of the high and low sales prices of such stock on the New York Stock Exchange on the date of exercise) to cover the amount of any tax required by any government to be withheld or otherwise deducted and paid with respect to such payment, remitting any balance to the optionee; provided, however, that the optionee shall have the right to provide the Company with the funds to enable it to pay such tax.

10.        Effectiveness of the Plan.

The Plan became effective on April 25, 1988, the date of its adoption by the Board of Directors, subject to approval by the vote of a majority of the votes cast by holders of the shares of Common Stock at a meeting of the shareholders within twelve months after the date of adoption of the Plan by the Board of Directors. In the event such shareholder approval is not obtained, the Plan and any options theretofore granted thereunder shall be null and void and of no further force or effect.

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